Exhibit 10.1
                                                               Execution Version



                           REVOLVING CREDIT AGREEMENT


     This REVOLVING CREDIT AGREEMENT is made as of the 26th day of July, 2007, by and among AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation (the
"Borrower"),  KEYBANK  NATIONAL  ASSOCIATION,  a  national  banking  association
("KeyBank"), the other lending institutions which may become parties hereto pursuant to ss.18 (collectively, the "Banks"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Banks (the "Agent").

                                    RECITALS


     WHEREAS, the Borrower has requested that the Banks make available to it a revolving credit facility; and


     WHEREAS, the Banks are willing to make such revolving credit facility available to Borrower upon the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the terms and conditions herein, the parties hereto hereby agree as follows:


1. DEFINITIONS AND RULES OF INTERPRETATION.

     1.1  Definitions.

     The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Agreement referred to below:

     Actual Loan Loss Reserve Balance. The actual loan loss reserve determined in accordance with generally accepted accounting principles reported on the Borrower's balance sheet.


     Adjusted EBITDA. With respect to the Borrower on a Consolidated basis with its Subsidiaries for any period, Net Income for such period, plus Interest Expense, federal, state and local income taxes, and depreciation and amortization expense for such period (in each case to the extent deducted in calculating Net Income), less the Loan Loss Reserve for such period, to the extent not already deducted in determining Net Income. Adjusted EBITDA shall also exclude, without duplication, any gains or losses relating to OREO and any gains or losses resulting from the sale of real property.

     Affiliate. An Affiliate, as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the stock, shares, voting trust certificates, beneficial interest, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of (i) a general partnership interest, (ii) a managing member's interest in a limited liability company or (iii) a limited partnership interest or preferred stock (or other ownership interest) representing ten percent (10%) or more of the outstanding limited partnership interests, preferred stock or other ownership interests of such Person. Without limiting the generality of the foregoing portion of this definition, as of the Agreement Date, AIGI, CLA, Apostle Holdings, Corp., Philip J. Myers, Charter Oak American Church Holdings, LLC and Charter Oak Capital Partners, L.P. are each deemed to be Affiliates of the Borrower.

     Agent. KeyBank, acting as agent for the Banks, its successors and assigns.


     Agent's Head Office. The Agent's head office located at 127 Public Square, Cleveland, Ohio 44114, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Banks.

     Agent's Special Counsel. Powell Goldstein LLP or such other counsel as may be approved by the Agent.


     Agreement. This Revolving Credit Agreement, including the Schedules and Exhibits hereto.


     Agreement Regarding Fees. The letter agreement dated July 16, 2007, executed and delivered by the Agent and the Borrower, amending and restating the March 21, 2007 letter agreement between such parties regarding certain fees payable by the Borrower in connection with this Agreement.

     AIGI. American Investors Group, Inc., a Minnesota corporation.


     Applicable Margin. With respect to any Loan, a rate per annum determined in accordance with this definition. The initial "Applicable Margin" shall be a rate per Per Annum Per Annum annum equal to Percentage for Percentage 1.875% for LIBOR Loans for Base LIBOR Loans and Rate Loans a rate per annum of 0.50% for Base Rate Loans. As of the end of each fiscal quarter of the Borrower (commencing June 30, 2007), the Applicable Margin shall be adjusted upward or downward, as applicable, to the respective amounts shown in the schedule below based on the Consolidated Total Leverage Ratio, tested on an average daily basis for the most recent fiscal quarter of the Borrower and its Subsidiaries. For purposes hereof, any such adjustment in the respective amounts of the Applicable Margin, whether upward or downward, shall be effective ten (10) Business Days after the Borrowing Base Certificate of the Borrower and its Subsidiaries with respect to the final month of such fiscal quarter has been delivered to and received by the Agent in accordance with the terms of 7.4(f) hereof; provided, however, if any such Borrowing Base Certificate is not delivered in a timely manner as required under the terms of said Section, the Applicable Margin from the date such Borrowing Base Certificate was

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

due until ten (10) Business Days after Agent and Lenders receive the same will be the highest level set forth below for the Applicable Margin.

Total Leverage Ratio                   Per Annum Percentage for               Per Annum Percentage for Base
                                       LIBOR Loans                            Rate Loans
------------------------------------- ------------------------------------- ----------------------------------------

Greater than or equal to 60%                   1.875%                                0.50%
------------------------------------- ------------------------------------- ----------------------------------------
------------------------------------- ------------------------------------- ----------------------------------------

Less  than 60% but  greater  than or
equal to 55%                                   1.50%                                 0.25%
------------------------------------- ------------------------------------- ----------------------------------------
------------------------------------- ------------------------------------- ----------------------------------------

Less than 55%                                  1.35%                                 0.00%
===================================== ===================================== ========================================

     Appraisal. With respect to each Mortgage Loan, an appraisal of the value of the Mortgage Loan Collateral therefor, determined on a fair value basis, performed by an independent appraiser approved by the Borrower who is not an employee of the Mortgage Loan Obligor, the Agent or a Bank, the form and substance of such appraisal and the identity of the appraiser to be in compliance with all regulatory laws and policies (both regulatory and internal) applicable to the Borrower and otherwise acceptable to the Agent.

     Appraised Value. The fair value of a parcel of Mortgage Loan Collateral determined by the most recent Appraisal of such parcel or update obtained pursuant to ss.7.16(e), subject, however, to such changes or adjustments to the value determined thereby as may be required by the appraisal department of the Borrower or the Agent.

     Arranger. KeyBanc Capital Markets.

     Assignment and Acceptance Agreement. See ss.18.1.

     Assignment of Hedge. An Assignment of Hedge Agreement, made by the Borrower to the Agent for the benefit of the Banks pursuant to which the Interest Rate Contract described in ss.7.13 is pledged as security for the Obligations, as the same may be modified or amended, such assignment to be in form and substance satisfactory to the Agent, and any consents, acknowledgments or financing statements that may be delivered in connection therewith as required by Agent.

     Average Invested Assets. For any period, the average of the aggregate book values of the assets of the Borrower invested, directly or indirectly, in the Mortgage Loans (or an interest in the Mortgage Loans) and the Excluded Mortgage Loans, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

     Balance Sheet Date. December 31, 2006.

     Banks. KeyBank, the other Banks which are a party to this Agreement and any other Person who becomes an assignee of any rights of a Bank pursuant to ss.18.

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     Base  Rate.  The  greater  of (a) the  variable  annual  rate  of  interest announced from time to time by Agent at Agent's Head Office as its "prime rate" or (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

     Base Rate Loans. Those Loans bearing interest calculated by reference to the Base Rate.

     Beacon Bank. As defined in the Lockbox Agreement.

     Bond Payors. With respect to any Bonds, all trustees, paying agents, escrow agents and other persons (other than the applicable Mortgage Loan Obligors) making payments to or for the account of Borrower in connection with such Bonds.

     Bonds. The first mortgage serial bonds of a Mortgage Loan Obligor issued pursuant to a First Mortgage Indenture, or in the case of the Initial Interim Loan, first mortgage serial bonds of a Mortgage Loan Obligor, the repayment of which is secured by a first priority lien on or security title to the real property owned by such Mortgage Loan Obligor, granted in favor of the trustee for such bonds, for the pari passu benefit of all holders of such Bonds, including any Bonds pledged to secure the Initial Interim Loan.

     Borrower. As defined in the preamble hereto.

     Borrower Party. See ss.12.1(p).

     Borrowing Base. At any time with respect to the Borrower, the Borrowing Base shall be the sum of the book values of the Qualifying Mortgage Loans. To the extent a Mortgage Loan ceases to be a Qualifying Mortgage Loan or there is a violation of any of the Borrowing Base limitations described in ss.9.1(c) below, the non-compliant Mortgage Loan shall be automatically removed from the Borrowing Base and the Borrowing Base Availability will be recalculated.

     Borrowing Base Adjusted EBITDA. For any period, the Adjusted EBITDA calculated only with respect to Qualifying Mortgage Loans included in the Borrowing Base. For purposes of calculating the Borrowing Base Adjusted EBITDA, the Management Fee and the Loan Loss Reserve shall be allocated to Qualified Mortgage Loans pro rata, in proportion to the respective outstanding principal balances thereof as of the relevant date of determination.

     Borrowing Base Availability. At any time with respect to the Borrower, the Borrowing Base Availability shall be the lesser of (i) the Total Commitment and
(ii) sixty-five percent (65%) of the Borrowing Base.

     Borrowing Base Certificate. See ss. 7.4(f).

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

     Business Day. Any day on which banking institutions located in the same city and state as the Agent's Head Office are open for the transaction of banking business and, in the case of LIBOR Rate Loans, which also is a LIBOR Business Day.

     Change of Control. A Change of Control shall exist upon the occurrence of one or more of the following:

     (a) the Manager shall cease to be the sole manager of Borrower, or the Management Agreement shall be terminated or not renewed; or

     (b) Philip J. Myers shall cease to hold the position of President of the Borrower or the Manager, or both; or

     (c) Philip J. Myers shall cease to own, directly or indirectly, at least twenty percent (20%) of the issued and outstanding voting shares of CLA; or

     (d) the occurrence of a "Change of Control" as defined in either of the Indentures.

     CLA. Church Loan Advisors, Inc., a Minnesota corporation.

     Closing Date. The first date on which all of the conditions set forth in ss.10 and ss.11 have been satisfied.

     Code. The Internal Revenue Code of 1986, as amended, or any successor federal tax statute. Any reference to any provision of the Code shall also include the income tax regulations promulgated thereunder, whether final, temporary or proposed.

     Collateral. All of the property, rights and interests of the Borrower or any of its Subsidiaries (other than Securitization Subsidiaries) which are or are intended to be subject to the security interests, liens and collateral assignments created by the Security Documents, including, without limitation, the Mortgage Loans, but specifically excluding the Excluded Mortgage Loan Collateral.

     Collateral Agency Agreement. That certain Collateral Agency Agreement dated of even date herewith by and among Borrower, Agent for the benefit of the Banks, and the Collateral Agent, as subsequently modified or amended, such agreement to be in form and substance satisfactory to Agent.

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

     Collateral Agent. Herring Bank, a Texas state banking institution, or any successor thereto appointed by Agent.

     Collateral Assignment. The Collateral Assignment of Documents, Rights and Claims dated of even date herewith, made by Borrower in favor of Agent for the benefit of the Banks, pursuant to which all of the Mortgage Loans shall be collaterally assigned as security for repayment of the Obligations, as subsequently supplemented, modified or amended, such collateral assignment to be in form and substance satisfactory to Agent, and any consents, acknowledgements or financing statements that may be delivered in connection therewith, as required by Agent.

     Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's Commitment to make or maintain Loans to the Borrower, as the same may be changed from time to time in accordance with the terms of this Agreement.

     Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

     Compliance Certificate. See ss.7.4(e).

     Compound Bond. A Bond which accrues interest rather than makes periodic interest payments, and the face amount of which Bond at its maturity is greater than the face amount at its issuance.

     Consolidated or combined. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, consolidated or combined in accordance with generally accepted accounting principles.

     Consolidated Tangible Net Worth. The amount by which Consolidated Total Adjusted Tangible Asset Value exceeds Consolidated Total Liabilities, and less the sum of:

     (a) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

     (b) all amounts representing any write-up in the book value of any assets of the Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

     (c) all amounts representing minority interests which are applicable to third parties.

     Consolidated Total Adjusted Asset Value. The sum of all assets of the Borrower and its Subsidiaries determined on a Consolidated basis. The assets of the Borrower and its Subsidiaries on the consolidated financial statements of the Borrower and its Subsidiaries shall be adjusted to reflect the Borrower's allocable share of such asset, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by the Borrower and from assets owned by its Subsidiaries, and (b) the Borrower's respective ownership interest in its Subsidiaries.

     Consolidated Total Adjusted Tangible Asset Value. Consolidated Total Adjusted Asset Value less intangible assets, goodwill and OREO.

     Consolidated Total Liabilities. All liabilities of the Borrower and its Subsidiaries determined on a Consolidated basis and all Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

     Construction Loan. Shall mean a short-term loan (12 to 18 months maturity) made to, a Mortgage Loan Obligor to finance new construction of improvements, typically payable on an interest-only basis with principal due in full at maturity.

     Conversion Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.4.1.

     Debt Certificates. Series A secured investor certificates and Series B secured investor certificates issued from time to time by the Borrower pursuant to the Indentures, as the same may be renewed from time to time in accordance with the provisions of the applicable Indenture (which for purposes of this Section shall be deemed to include rolling a maturing Series A Debt Certificate into a Series B Debt Certificate of equal or lesser amount, in accordance with the terms, and subject to the limitations, of the Indenture pursuant to which the Series B Debt Certificates were issued).

     Default. See ss.12.1

     Delinquent Bank. See ss.14.5(c).

     Deposit Account Control Agreement. That certain Deposit Account Control Agreement dated of even date herewith, by and among Beacon Bank, the Borrower and the Agent, as the same may be modified or amended hereafter.

     Directions. See ss.27(b).

     Distribution. With respect to any Person, the declaration or payment of any cash, cash flow, dividend or distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person other than dividends or distributions payable solely in equity securities of such Person; the purchase, redemption, exchange or other retirement of any shares of any class of capital stock or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders, partners or other owners as such; or any other distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person.

     Dollars or $. Dollars in lawful currency of the United States of America.

     Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted or combined in accordance with ss.4.1.

     Eligible Assignee: (i) Any Bank; (ii) any commercial bank, savings bank, savings and loan association or similar financial institution which (A) has total assets of Five Billion Dollars ($5,000,000,000) or more, (B) is "well capitalized" within the meaning of such term under the regulations promulgated under the auspices of the Federal Deposit Insurance Corporation

Improvement Act of 1991, (C) in the sole judgment of the Agent, is engaged in the business of lending money and extending credit, and buying loans or participations in loans under credit facilities substantially similar to those extended under this Agreement, and (D) in the sole judgment of the Agent, is operationally and procedurally able to meet the obligations of a Bank hereunder to the same degree as a commercial bank; (iii) any insurance company in the business of writing insurance which (A) has total assets of Five Billion Dollars ($5,000,000,000) or more (B) is "best capitalized" within the meaning of such term under the applicable regulations of the National Association of Insurance Commissioners, and (C) meets the requirements set forth in subclauses (C) and
(D) of clause (ii) above; and (iv) any other financial institution having total assets of Five Billion Dollars ($5,000,000,000) or more (including a mutual fund or other fund under management of any investment manager having under its management total assets of Five Billion Dollars ($5,000,000,000) or more) which meets the requirement set forth in subclauses (C) and (D) of clause (ii) above; provided that each Eligible Assignee must (w) be organized under the Laws of the United States of America, any state thereof or the District of Columbia, or, if a commercial bank, be organized under the Laws of the United States of America, any state thereof or the District of Columbia, the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, (x) act under the Loan Documents through a branch, agency or funding office located in the United States of America, (y) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to the Internal Revenue Code as in effect from time to time and (z) not be the Borrower or an Affiliate of the Borrower.

     Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws. Collectively, the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control, or any state or local statute, regulation, ordinance, order or decree relating to the environment.

     Equity Offering. The issuance and sale by the Borrower of any equity securities of the Borrower.

     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

     ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss.414 of the Code.

     Event of Default. See ss.12.1.

     Excluded Mortgage Loans. The loans described on Schedule 1.1 attached hereto and by this reference incorporated herein and any other loans or Bonds that have been pledged by the Borrower or a Subsidiary to secure Permitted Indebtedness; provided, however, that in no event shall Excluded Mortgage Loans securing outstanding Debt Certificates exceed the minimum collateralization levels specified in the related Indentures by more than $200,000 for any series of Debt Certificates.

     Excluded Mortgage Loan Collateral. Any and all Collateral securing the Excluded Mortgage Loans.

     Executive Order. See ss.6.25(e)(i).

     Existing Indenture Defaults. Any and all defaults and events of default occurring under the Indentures prior to the Closing Date arising from the fact that the Borrower's outstanding Indebtedness exceeded or exceeds the limitations set forth in the financial covenant contained in Section 4.7(ii) of the respective Indentures, which originally limited the Borrower's outstanding Indebtedness to an amount not exceeding the Borrower's shareholders' equity.

     Facility Interest Expense. For any period, Interest Expense with respect to the Loans only.

     Federal Funds Effective Rate. For any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent. Any change in the Federal Funds Effective Rate shall become effective as of the opening of business on the day on which such change in the Federal Funds Effective Rate becomes effective, without notice or demand of any kind.

     First Mortgage Indenture. Any trust indenture now or hereafter executed and delivered by a Mortgage Loan Obligor pursuant to which Bonds are or are to be issued, which indenture (i) contains, or is otherwise secured by, a Mortgage on the Real Property of the Mortgage Loan Obligor for the benefit of the holders of such Bonds and, if the Borrower has made an Interim Loan to such Mortgage Loan Obligor, then also for the benefit of the Borrower in its capacity as the Interim Loan lender; (ii) provides that the related Bonds and any such Interim Loan shall be treated on a parity basis for all purposes under such indenture (including application and use of trust moneys collected by the trustee under such indenture in the exercise of its rights and remedies under the First Mortgage Indenture); (iii) if an Interim Loan is made, requires the Mortgage Loan Obligor to instruct such trustee to pay interest on, and the principal of, such Interim Loan as and when due (whether at scheduled maturity, by prepayment or upon acceleration) to the Borrower from the Mortgage Loan Obligor's sinking fund and from the Bond proceeds account established under such indenture; and
(iv) if an Interim Loan is made, accords to the Borrower (as Interim Loan lender) on a pro rata basis all rights and privileges accorded to the Bondholders, including the right to direct, remove or terminate the Trustee and direct the Trustee's conduct.

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

     Funds Available for Distribution. Consolidated net income (loss) of the Borrower and its Subsidiaries before extraordinary items, computed in accordance with generally accepted accounting principles, plus, to the extent deducted in determining taxable income (loss) and without duplication, (i) gains (or losses) from debt restructuring and sales of Mortgage Loans, (ii) non-recurring charges,
(iii) real estate related depreciation, amortization and other non-cash charges, and (iv) amortization of organizational expenses.

     generally accepted accounting principles. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Person adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Hazardous Substances. Collectively, any hazardous waste, as defined by 42 U.S.C. ss.9601(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

     ICA Account. As defined in the Securities Account Control Agreement.

     Increasing Bank. See ss.2.7.

     Indebtedness. All obligations, contingent and otherwise that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, but without any double counting, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect (including, without limitation, any obligations evidenced by bonds, debentures, notes or similar debt instruments); (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner, through indemnity or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit; (d) all obligations with respect to letters of credit or similar instruments issued by a Person; (e) all subordinated debt; (f) all indebtedness, obligations or other liabilities under or with respect to (i) interest rate swap, collar, cap or similar agreements providing interest rate protection and (ii) foreign currency exchange agreements; (g) current liabilities of a Person incurred in the ordinary course of business including credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services; and (h) unfunded loan commitments.

     Indemnification Agreement. That certain Indemnification Agreement dated as of the Closing Date from Borrower and the Manager, jointly and severally as indemnitors, in favor of the Agent and the Banks, indemnifying the Agent and the Banks against certain claims or liabilities relating to, among other things, the Existing Indenture Defaults and the Indenture Amendments.

     Indenture Amendments. Collectively, (a) that certain First Supplemental Indenture dated as of July 2, 2007, between Borrower and Herring Bank, a Texas banking corporation (formerly The Herring National Bank, a national banking association), as trustee, amending the Series A Indenture, and (b) that certain First Supplemental Indenture dated as of July 2, 2007, between Borrower and Herring Bank, a Texas banking corporation (formerly The Herring National Bank, a national banking association), as trustee, amending the Series B Indenture.

     Indentures. Collectively, (i) that certain Indenture dated as of April 26, 2002 (the "Series A Indenture"), between Borrower and Herring Bank, a Texas banking corporation (formerly The Herring National Bank, a national banking association), as trustee, pursuant to which Borrower has issued its Series A secured investor certificates outstanding on the Closing Date in the aggregate principal amount of $9,353,000, and (ii) that certain Indenture dated as of September 28, 2004 (the "Series B Indenture"), between Borrower and Herring Bank, a Texas banking corporation (formerly The Herring National Bank, a national banking association), as trustee, pursuant to which Borrower has issued its Series B secured investor certificates outstanding on the Closing Date in the aggregate principal amount of $16,023,000.

     Initial Interim Loan. The Mortgage Loan described on Schedule 1.4 attached hereto and by this reference incorporated herein, which shall be pledged to Agent for the benefit of the Banks as of the Closing Date pursuant to the Collateral Assignment.

     Initial Mortgage Loans. The Mortgage Loans described on Schedule 1.2 attached hereto and by this reference incorporated herein, which shall be pledged to Agent for the benefit of the Banks as of the Closing Date pursuant to the Collateral Assignment.

     Interest Expense. For any period, the sum of all interest due and payable by Borrower and its Subsidiaries on a consolidated basis during such period (including the amortization of debt discounts and the amortization of all fees payable in connection with the incurrence of such Indebtedness).

     Interest Hedging Ratio. As of the last day of any fiscal quarter of Borrower, the ratio equal to (1) the sum of (a) Adjusted EBITDA for the period of four (4) consecutive fiscal quarters ending on such determination date, plus
(b) the product of (i) the aggregate principal amount of Variable Rate Debt outstanding on such date of determination, multiplied by (ii) one-half of one percent (0.50%) per annum, divided by (2) the sum of (a) Interest Expense for such rolling four (4) fiscal quarter period plus (b) the product of (i) Unhedged Variable Rate Debt multiplied by (ii) one-half of one percent (0.50%) per annum. To the extent Variable Rate Debt is hedged through an interest rate cap, the multiplier for that portion shall be the lesser of one-half of one percent (0.50%) or the amount until which the interest rate cap becomes effective.

     Interest Income. For any period, the gross interest income and fees received by Borrower from Mortgage Loans.

     Interest Payment Date. As to each Base Rate Loan, the first day of each calendar month during the term of such Base Rate Loan, and as to each LIBOR Rate Loan, the first day of each calendar month during the term of such LIBOR Rate Loan and the last day of the Interest Period relating thereto.

     Interest Period. With respect to each LIBOR Rate Loan (a) initially, the period commencing on the Drawdown Date of such Loan (which shall be a LIBOR Business Day) and ending one, two or three months thereafter, to the extent deposits with such maturities are available to Agent, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

     (1) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall end and the next Interest Period shall commence on the next succeeding LIBOR Business Day as determined conclusively by the Agent in accordance with the then current bank practice in the London Interbank Market, unless the result would be that such Interest Period would be extended to the next succeeding calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day;

     (2) if any Interest Period which begins on a day for which there is no numerically corresponding date in the calendar month in which such Interest Period would otherwise end shall instead end on the last LIBOR Business Day of such calendar month;

     (3) if the Borrower shall fail to give notice as provided in ss.4.1, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

     (4) no Interest Period relating to any LIBOR Rate Loan shall extend beyond the Maturity Date.

     Interest Rate Contracts. Interest rate swap, collar, cap or similar agreements providing interest rate protection.

     Interest Rate Hedging Cap. With respect to any Interest Rate Contract, as of the trade date therefor, the amount which, when added to the aggregate notional amount of all other Interest Rate Contracts then in effect, equals the lesser of (a) the aggregate principal amount of

Loans then outstanding under this Agreement, and (b) an amount equal to fifty percent (50%) of the Total Commitment.

     Interim Loans. The Initial Interim Loan and any other loan or line of credit having a maturity date not later than one year from the initial advance thereunder (or such longer term as the Agent may approve in its sole discretion), made by the Borrower to a Mortgage Loan Obligor to provide interim financing pending the issuance and sale of Bonds by such Mortgage Loan Obligor, which loan or line of credit is to be repaid and retired with net proceeds from the sale of such Bonds and which is secured by a First Mortgage Indenture (or, in the case of the Initial Interim Loan, which is secured by the pledge of Bonds registered in the name of the Mortgage Loan Obligor and issued under an indenture secured by a first priority Mortgage for the benefit of all holders of Bonds issued under such indenture).

     Investments. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented as a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Key Man Insurance Trigger Event. With respect to any policy of "key man" insurance collaterally assigned as security for a Mortgage Loan, the lapse, surrender or other termination of such policy.

     KeyBank. KeyBank National Association.

     KeyBank Lockbox Account. As defined in the Lockbox Agreement.

     LIBOR Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

     LIBOR Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining LIBOR Rate Loans.

     LIBOR Rate. As applicable to any Interest Period for any LIBOR Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) as determined on the basis of the offered rates for deposits in Dollars as shown on Reuters Screen LIBOR01 Page as of 11:00 a.m. London time on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period, with a maturity approximately equal to such Interest Period and in an amount approximately equal to the amount of such LIBOR Rate Loan to which such Interest Period relates, adjusted for reserves and taxes if required by future regulations. If Reuters no longer reports such rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market, Agent may select a replacement index. In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate pursuant to a LIBOR Rate Loan cannot be determined and the provisions of ss.4.6 shall apply. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Agent, then for any period during which such Reserve Percentage shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

     LIBOR Rate Loans. Loans bearing interest calculated by reference to a LIBOR Rate.

     Loan Documents. This Agreement, the Notes, the Security Documents, the Collateral Agency Agreement, the Indemnification Agreement, and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrower or any of its Subsidiaries in connection with the Loans, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     Loan Loss Reserve. With regard to the Borrower for any period, a reserve in the amount of one percent (1%) of the sum of the following amounts shown on the Borrower's balance sheet for such period: (i) "Loans Receivable" plus (ii) "Held-to-Maturity Securities" plus (iii) OREO held by the Borrower for sale; provided, however, that if the Requisite Banks shall determine that the Borrower's practices regarding the establishment and maintenance of loan loss reserves with respect to items (i), (ii) and (iii) are adequate without the mandated reserve otherwise required by this definition, the amount of the Loan Loss Reserve shall be zero; provided, further, that nothing contained herein shall preclude the Agent, at the direction of the Requisite Banks, from requiring or re-instituting the requirement (as the case may be) of the one percent (1%) Loan Loss Reserve hereinabove provided.

     Loan Request. See ss.2.5.

     Loans. See ss.2.1.

     Lockbox Account. As defined in the Lockbox Agreement.

     Lockbox Agreement. That certain Lockbox Account Agreement dated of even date herewith by and between Borrower and Agent for the benefit of the Banks, as subsequently modified or amended, pursuant to which Interest Income and other payments on the Mortgage Loans shall be deposited by the Mortgage Loan Obligors in the Lockbox Account and subsequently disbursed to the Borrower, subject to the limitations set forth therein.

     Management Agreement. That certain Amended and Restated Advisory Agreement dated as of January 22, 2004, between the Borrower and the Manager.

     Management Fee. The monthly or other periodic management fee, and any other fees, commissions or similar compensation for its services paid or payable to the Manager by the Borrower pursuant to the Management Agreement.

     Manager. Church Loan Advisors, Inc., a Minnesota corporation.

     Maturity Date. July 26, 2010, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

     Mortgage. With respect to each Mortgage Loan, each mortgage, deed of trust or deed to secure debt, as applicable in the particular jurisdiction, which creates the first priority lien on the Mortgage Loan Collateral in favor of Borrower as security for the repayment of such Mortgage Loan or, with respect to an Interim Loan or Bonds, in favor of the trustee under the related indenture, as security for repayment of (i) the Bonds, or (ii) the Mortgage Note evidencing the Interim Loan or (iii) in the case of the Initial Interim Loan, the Bonds pledged to secure the Initial Interim Loan.

     Mortgage Assignment. With respect to each Mortgage Loan (excluding Bonds and Interim Loans), a transfer and assignment of the Mortgage with respect thereto from Borrower executed in blank, in recordable form for the applicable jurisdiction.

     Mortgage Loan. Each Construction Loan, permanent loan, Interim Loan, line of credit loan or other real property secured loan made by, or Bond purchased by, Borrower to a Mortgage Loan Obligor, but excluding any Excluded Mortgage Loan.

     Mortgage Loan Collateral. With respect to each Mortgage Loan, the real property, improvements, fixtures, personalty, insurance policies, accounts, escrows and any other collateral pledged by the Mortgage Loan Obligor (and, if applicable, by any guarantor of such Mortgage Loan) to (i) Borrower as security for such Mortgage Loan (or applicable guaranty) pursuant to the applicable Mortgage and other Mortgage Loan Collateral Documents, (ii) in the case of Bonds and Interim Loans (other than the Initial Interim Loan), to the trustee under the related First Mortgage Indenture as pari passu security for such Mortgage Loans (or applicable guaranty) and the Bonds issued under the applicable First Mortgage Indenture, and (iii) in the case of the Initial Interim Loan, to the trustee under the indenture pursuant to which the Bonds pledged to secure the Initial Interim Loan have been issued, as pari passu security for all Bonds issued under such indenture. Mortgage Loan Collateral shall not include Excluded Mortgage Loan Collateral.

     Mortgage Loan Collateral Documents. With respect to:

     (i) each Mortgage Loan (other than Bonds owned by the Borrower), the original Mortgage Loan Note, an original allonge to each Mortgage Loan Note duly executed in blank by Borrower, the original Mortgage and the original Mortgage Assignment;

     (ii) the Initial Interim Loan, an original assignment of the loan, pledge and security agreement and the control agreement for the pledged Bonds as well as an endorsement duly executed in blank by Borrower, and a copy of the indenture pursuant to which such pledged Bonds were issued;

     (iii) each Mortgage Loan consisting of Bonds owned by the Borrower and issued in certificated form, the original Bonds and an endorsement duly executed in blank by the Borrower, and a copy of the related First Mortgage Indenture; and

     (iv) each Mortgage Loan consisting of Bonds issued in book-entry form (except for those Bonds held in the ICA Account subject to the Securities Account Control Agreement), the control agreement executed by the trustee under the applicable First Mortgage Indenture, and a copy of the First Mortgage Indenture pursuant to which such Bonds were issued.

The Mortgage Loan Collateral Documents shall be delivered to the Collateral Agent as provided in ss.11.7.

     Mortgage Loan Documents. With respect to each Mortgage Loan, collectively, all of the documents evidencing, guaranteeing, securing or otherwise relating to such Mortgage Loan, as any of the foregoing may be modified, amended, supplemented, restated or renewed from time to time, including, without limitation, the following documents:

     (i) Mortgage Loan Note (or the Bond, if such Mortgage Loan is evidenced by a certificated Bond);

     (ii) Mortgage and related security agreement, fixture filing and financing statement;

     (iii) With respect to the Initial Interim Loan, the loan, pledge and security agreement with respect to the Bonds, and the control agreement, and the indenture pursuant to which such Bonds were issued;

     (iv) With respect to each Bond owned by the Borrower and issued in book-entry form (except for those Bonds held in the ICA Account subject to the Securities Account Control Agreement),, the control agreement executed by the trustee under the applicable First Mortgage Indenture, and such First Mortgage Indenture.

     Mortgage Loan Note. With respect to each Mortgage Loan, the negotiable promissory note, bond or other debt instrument made by the Mortgage Loan Obligor in favor of Borrower.

     Mortgage Loan Obligor. With respect to each Mortgage Loan, the church, school, other non-profit organization or other Person obligated to make the scheduled payments of principal, interest and other amounts due under the Mortgage Loan Documents, including, without limitation, any guarantor of such Mortgage Loan.

     Mortgage Loan Qualification Documents. With respect to each Mortgage Loan, each of the following items:

     (i) the original Mortgage Loan Note, together with an original allonge to such Mortgage Loan Note duly executed in blank by the Borrower; or for Mortgage Loans evidenced by certificated Bonds owned by the Borrower, the original of such Bond, together with an original endorsement thereof duly executed in blank by the Borrower; or for Bonds issued in book-entry form (except for those Bonds held in the ICA Account subject to the Securities Account Control Agreement), the control agreement executed by the trustee under the applicable First Mortgage Indenture;

     (ii) for any Mortgage Loan evidenced by Bonds and for Interim Loans (other than the Initial Interim Loan), a copy of the related First Mortgage Indenture;

     (iii) the Collateral Assignment, or with respect to the Mortgage Loans closed by the Borrower after the Closing Date, a duly executed and delivered modification to the Collateral Assignment adding such Mortgage Loan to the Collateral;

     (iv) a duly executed and delivered Mortgage Assignment, if applicable;

     (v) the original counterparts of the other Mortgage Loan Documents, or the original recorded counterpart upon return from recording or filing;

     (vi) with respect to each Mortgage Loan, other than the Initial Interim Loan, a favorable legal opinion of counsel to the Mortgage Loan Obligor qualified to practice in the State in which the Mortgage Loan Collateral is located, addressed to the Borrower, as to the enforceability of the Mortgage Loan Documents; provided, however, that for Mortgage Loans outstanding on the Closing Date, no legal opinions of counsel shall be required if they were not obtained by Borrower in connection with closing such Mortgage Loans;

     (vii) the Appraisal or estimate of value, Survey, Surveyor Certification and Title Policy for the Mortgage Loan Collateral, as required by Borrower's internal policies; provided, however, that for Mortgage Loans outstanding on the Closing Date, no Survey, Surveyor Certification or Title Policy shall be required if they were not obtained by Borrower in connection with closing such Mortgage Loans;

     (viii) for Mortgage  Loans made  subsequent to the date of this  Agreement,
          (a) if such Mortgage Loan is equal to or greater than $2,000,000, a Phase I environmental site assessment report concerning Hazardous Substances and asbestos on the Mortgage Loan Collateral dated or updated not more than six (6) months prior to the inclusion of such Mortgage Loan in the Collateral, from an environmental engineer acceptable to the Borrower, such report to contain no material qualifications, and (b) if such Mortgage Loan is less than $2,000,000, an environmental database review as requested by the Agent; and

     (ix) for Mortgage Loans that are secured or required to be secured by "key man" insurance insuring the life of the senior pastor of the Mortgage Loan Obligor, or a pledge or collateral assignment thereof, a collateral assignment or other pledge of such "key man insurance" to the Agent in form and substance satisfactory to the Agent, plus the original policy if available, but a copy thereof in any event.

     MSA. A "Metropolitan  Statistical  Area" as identified by the United States
          Bureau of the Census.

     Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Income. With respect to any Person for any period, net income of such Person for the applicable calculation period determined in accordance with generally accepted accounting principles; provided, that there shall not be included in such calculation of net income (a) any gains or losses from dispositions of property or assets in connection with a securitization transaction permitted under ss.7.17 of this Agreement, (b) the net income or loss of any other Person that is not a Subsidiary of such Person for whom net income is being calculated (or is accounted for by such Person by the equity method of accounting), (c) the net income (or loss) of any other Person acquired by, or merged with, such Person for whom net income is being calculated or any of its Subsidiaries for any period prior to the date of such acquisition, and
(d) the net income of any Subsidiary of such Person for whom net income is being calculated to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by operation of the terms of its charter, certificate of incorporation or formation or other constituent document or any agreement or instrument or legal requirement applicable to such Subsidiary, all as determined in accordance with generally accepted accounting principles.

     Net Offering Proceeds. The gross cash proceeds received by the Borrower as a result of an Equity Offering less the customary and reasonable costs, fees, expenses, underwriting commissions and discounts incurred by the Borrower in connection therewith.

     Non-Consenting Bank. See ss.27(c).

     Non-Indemnitor Bank. See ss.14.12(f).

     Non-Performing Assets. All Non-Performing Mortgage Loans and OREO.

     Non-Performing Mortgage Loan. A Mortgage Loan that does not constitute a Performing Mortgage Loan, is more than ninety (90) days past due, or is on a non-accrual basis.

     Notes. See ss.2.3.

     Notice. See ss.19.

     Obligations. All indebtedness, obligations and liabilities of the Borrower to any of the Banks and the Agent, individually or collectively, under this Agreement, under any of the other Loan Documents, under any Interest Rate Contract with a Bank (including, without limitation, with respect to an Interest Rate Contract, obligations owed thereunder to any Person who was a Bank or an Affiliate of a Bank at the time such Interest Rate Contract was entered into), or in respect of any of the Loans or the Notes, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, whether for principal, interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to the Borrower, would have accrued on any Obligation, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy proceeding), payments for early termination of Interest Rate Contracts, fees, expenses, indemnification or otherwise. OFAC. See ss.6.25(e)(iii)

     OFAC List. See ss.6.25(e)(iii).

     OREO. Mortgage Loan Collateral acquired by the Borrower pursuant to foreclosure proceedings, deed in lieu of conveyance of foreclosure or a similar conveyance transaction as the result of a defaulted Mortgage Loan.

     Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

     PATRIOT Act. The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as the same may be amended from time to time and corresponding provisions of future laws.

     PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     Performing Mortgage Loan. A Mortgage Loan with respect to which the Mortgage Loan Obligor has met all of the material terms and conditions set forth in the Mortgage Loan Documents and no default or event, which with the passage of time or giving of notice, or both, might constitute a default, exists and has continued for more than 60 days under such Mortgage Loan Documents.

     Permitted Indebtedness. Collectively, (a) the Debt Certificates of the Borrower outstanding on the Closing Date, in the aggregate face principal amount of up to $25,376,000, less any Debt Certificates redeemed by the Borrower pursuant to ss.7.18 hereof, and (b) Permitted Securitization Indebtedness.

     Permitted Liens. Liens, security interests and other encumbrances permitted by ss.8.2.

     Permitted Securitization Indebtedness. With respect to the Borrower and its Subsidiaries and Securitization Subsidiaries on a consolidated basis, as of any date of determination, the aggregate outstanding amount of Indebtedness evidenced by certificates of participation, notes or other interests sold or issued to third Persons in connection with a securitization program pursuant to which the Borrower or any Securitization Subsidiary receives proceeds arising out of a pledge, financing, sale, transfer or other encumbrance of Mortgage Loans ("Securitization Assets") transferred by the Borrower to a Securitization Subsidiary; provided, that (i) such

Indebtedness is non-recourse to the Borrower and its Subsidiaries other than any Securitization Subsidiary (except with respect to breaches of certain representations and warranties made by the Borrower or its Subsidiaries in connection with the transfer of the Securitization Assets, provided that such recourse is not related to the creditworthiness of the Mortgage Loan Obligors under the Securitization Assets), and (ii) such Indebtedness is incurred in compliance with the provisions of Section 7.17.

     Permitted Subordinate Mortgage Loan. Any Mortgage Loan outstanding on the Closing Date and identified on Schedule 1.1, that is subordinate in rank, time of payments, priority of lien or any other respect to any other indebtedness of the Mortgage Loan Obligors, provided that (i) the Borrower or an Affiliate is and continues to be the holder of both such subordinated Mortgage Loan and the first priority Mortgage Loan made by the Borrower or an Affiliate to the same Mortgage Loan Obligor, and (ii) both the subordinated Mortgage Loan and the senior Mortgage Loan to which it is subordinated otherwise meet all applicable requirements of this Agreement for Qualified Mortgage Loans.

     Person.  Any  individual,   corporation,   partnership,  limited  liability
company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Qualifying Mortgage Loan. A Mortgage Loan with respect to which each and all of the following conditions and requirements have been met as evidenced by written certification delivered by Borrower to Agent:

     (i) Collateral Agent shall have received the Mortgage Loan Collateral Documents, all of which remain in full force and effect.

     (ii) Each of the Mortgage Loan Documents evidencing, securing or otherwise relating to the Mortgage Loan shall have been executed by the Mortgage Loan Obligor and shall be legal, valid and binding on and enforceable against the Mortgage Loan Obligor.

     (iii) The making of such Mortgage Loan by Borrower was in all material respects in compliance with and was not in violation of Borrower's standard underwriting guidelines and criteria, as approved by Agent, and any applicable law.

     (iv) Based on the Appraised Value of the Mortgage Loan Collateral for such Mortgage Loan, the loan to value ratio of such Mortgage Loan shall not be greater than seventy-five percent (75%), unless such Mortgage Loan is guaranteed by a credit party acceptable to the Requisite Banks, and the Mortgage Loan Collateral shall not have any material title, survey, environmental, entitlement/zoning issues or other defects.

     (v)  The Mortgage Loan is a Performing Mortgage Loan.

     (vi) The representations and warranties in ss.6.24 shall be true and correct with respect to such Mortgage Loan .

     (vii) The Mortgage Loan Documents shall be free and clear of all Liens other than the lien in favor of Agent pursuant to the Collateral Assignment.

Agent and the Banks acknowledge and agree that all of the Initial Mortgage Loans (other than the Permitted Subordinate Mortgage Loans, if any) shall constitute Qualifying Mortgage Loans on the Closing Date. In addition, a Key Man Insurance Trigger Event occurs with respect to any Qualifying Mortgage Loan secured by a "key man" insurance policy, or by a collateral assignment or pledge thereof, and such "key man" insurance policy shall not be reinstated or replaced to the satisfaction of the Agent within sixty (60) days, together with the delivery of all documentation required by the Agent to reaffirm or establish the perfection of the collateral assignment of such policy, then and in such event the Agent shall be entitled, in its sole discretion, to either (A) declare by written notice to the Borrower that such Mortgage Loan is no longer a Qualifying Mortgage Loan, (B) to otherwise reduce the Borrowing Base up to the amount of the Borrowing Base represented by such Mortgage Loan immediately prior to the Agent's taking such action, or (C) to take other action with regard thereto as the Agent may deem appropriate under the circumstances.

     Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by Agent with respect to any Loan referred to in such Note.

     Register. See ss.18.2.

     REIT Status. With respect to the Borrower, its status as a real estate investment trust as defined in ss.856(a) of the Code.

     Related Parties. With respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

     Requisite Banks. As of any date, any Bank or collection of Banks whose aggregate Commitment Percentage is greater than or equal to sixty-six and two-thirds percent (66 2/3%); provided, that, in determining said percentage at any given time, all then existing Delinquent Banks will be disregarded and excluded and the Commitment Percentages of the Banks shall be redetermined for voting purposes only, to exclude the Commitment Percentages of such Delinquent Banks.

     Reserve Percentage. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any Bank subject thereto would be required to maintain reserves (including, without limitation, all base, supplemental, marginal and other reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

     SEC. The federal Securities and Exchange Commission.

     Securities Account Control Agreement. That certain Securities Account Control Agreement dated of even date herewith, by and among Herring Bank, the Borrower and the Agent, as the same may be modified or amended hereafter.

     Securitization Subsidiary. Any corporation, association, partnership, limited liability company, trust, or other business entity that is directly or indirectly wholly-owned by the Borrower created solely for the purpose of, and which engages in no activities other than activities in connection with or incidental to, the incurrence of Permitted Securitization Indebtedness, so long as it: (a) has no other Indebtedness; (b) is not a party to any agreement, contract, arrangement or understanding with the Borrower or any other Subsidiary of the Borrower (other than another Securitization Subsidiary in connection with the same securitization program) unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Borrower; (c) is a Person with respect to which neither the Borrower nor any of its other Subsidiaries has any direct obligation to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (d) has not guaranteed or otherwise directly provided credit support for any Indebtedness of the Borrower or any of its other Subsidiaries other than such Permitted Securitization Indebtedness.

     Security Agreement. That certain Security Agreement dated of even date herewith, made by Borrower in favor of Agent, as the same may be modified or amended hereafter.

     Security Documents. The Collateral Assignment, the Security Agreement, the Lockbox Agreement, the Subordination of Management Agreement, the Assignment of Hedge Agreement, the Deposit Account Control Agreement, the Securities Account Control Agreement, any other blocked account agreement and any further collateral assignments or security agreements to the Agent for the benefit of the Banks, including, without limitation, UCC-1 financing statements authorized and delivered in connection therewith.

     Short-term Investments. Investments described in subsections (a)(i) through
(vii), inclusive, of ss.8.3.

     State. A state of the United States of America.

     Subordination of Management Agreement. That certain Subordination of Management Agreement dated as of the date hereof, from Borrower and Manager in favor of Agent, as the same may be modified or amended from time to time, pursuant to which Borrower and Manager shall consent to the subordination of the Manager's rights to the rights of Agent.

     Subsequent Bank. Seess.2.7.

     Subsidiary. (a) Any corporation, association, partnership, limited liability company, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests, and (b) any Securitization Subsidiary.

     Survey. An instrument survey of the real property Mortgage Loan Collateral prepared by a registered land surveyor duly licensed in the State in which such real property Mortgage Loan Collateral is located which shall show the location of all buildings, structures, easements and utility lines on such property, shall be sufficient to remove the standard survey exception from the corresponding Title Policy for such Mortgage Loan Collateral, shall show that all buildings and structures are within the lot lines and shall not show any material encroachments by others, shall show rights of way, adjoining sites, establish building lines and street lines, the distance to, and names of the nearest intersecting streets and such other details as Borrower may require; shall show the zoning district or districts in which the Mortgage Loan Collateral is located and shall show whether or not the real property Mortgage Loan Collateral is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law, and shall otherwise be in form and substance satisfactory to the Borrower.

     Surveyor Certification. With respect to each parcel of Mortgage Loan Collateral, a certificate executed by the surveyor who prepared the Survey with respect thereto, dated within six (6) months of the closing date of the Mortgage Loan or such longer period of time as the Title Insurance Company may permit (provided that the Title Insurance Company issuing the Title Policy with respect to such Mortgage Loan insures title to the Mortgage without exception for any survey matters arising after the date of such Surveyor Certification), and containing such information relating to such parcel as the Borrower or the Title Insurance Company may reasonably require, such certificate to be satisfactory to Borrower in form and substance.

     Title Insurance Company. A nationally recognized title insurance company or companies approved by the Borrower to issue Title Policies with respect to the Mortgage Loans.

     Title Policy. With respect to each parcel of Mortgage Loan Collateral, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent form of or legally promulgated form of mortgagee title insurance policy acceptable to the Borrower) issued by a Title Insurance Company (with such reinsurance or coinsurance as the Borrower may require, any such reinsurance to be with direct access endorsements to the extent available under applicable law) in such amount as the Borrower may require insuring the first priority position of the applicable Mortgage and that the Mortgage Loan Obligor holds marketable fee simple title to such parcel, subject only to the encumbrances permitted by the applicable Mortgage and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than tenants as tenants only under leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to Borrower, and shall contain such endorsements and affirmative insurance as the Borrower reasonably may require and are available in the State in which the Mortgage Loan Collateral is located.

     Total Commitment. The sum of the Commitments to the Banks, as in effect from time to time. As of the Closing Date, the Total Commitment is Fifteen Million and No/100 Dollars ($15,000,000).

     Total Leverage Ratio. As of any date of determination, Consolidated Total Liabilities divided by Consolidated Total Adjusted Tangible Asset Value.

     Type. As to any Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

     Unhedged Variable Rate Debt. As of any date of determination, the aggregate principal amount of Variable Rate Debt then outstanding less the aggregate notional amount of all floating-to-fixed Interest Rate Contracts then in effect.

     Variable Rate Debt. Indebtedness of the Borrower and its Consolidated Subsidiaries bearing interest at a rate which may fluctuate or be re-determined prior to maturity from time to time, whether or not the subject of an Interest Rate Contract.

     Voting Interests. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust, limited liability company or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     1.2  Rules of Interpretation.

     (a) Unless otherwise expressly provided to the contrary, a reference to any document or agreement shall include such document or agreement as amended, extended, renewed, modified supplemented or restated from time to time in accordance with its terms and the terms of this Agreement.

     (b) The singular includes the plural and the plural includes the singular.

     (c) A reference to any law includes any amendment or modification to such law.
     (d) A reference to any Person includes its permitted successors and permitted assigns.

     (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

     (f) The words "include", "includes" and "including" are not limiting.

     (g) The words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

     (h) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of Georgia, have the meanings assigned to them therein.

     (i) Reference to a particular "ss.", refers to that section of this Agreement unless otherwise indicated.

     (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     1.3 Pro Forma Calculations. Pro forma compliance with financial covenants as required in this Agreement shall be calculated as if the subject transaction (including the application of any proceeds thereof) had occurred on the first day of the most recently completed period of four (4) trailing fiscal quarters.

2.   THE REVOLVING CREDIT FACILITY.

     2.1 Commitment to Lend.

     Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower (the "Loans"), and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.5, such sums as are requested by the Borrower for the purposes set forth in ss.7.10 up to a maximum aggregate principal amount Outstanding at any one time equal to the lesser of (a) such Bank's Commitment and (b) an amount equal to the Borrowing Base Availability multiplied by such Bank's Commitment Percentage; provided, that, in all events no Default or Event of Default shall have occurred and be continuing; and provided, further that the Outstanding Loans (after giving effect to all amounts requested) shall not at anytime exceed the Total Commitment. The Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in ss.10 and ss.11, in the case of the initial Loan, and ss.11, in the case of all other Loans, have been satisfied on the date of such request.

2.2  Unused Facility Fee.

     The Borrower agrees to pay to the Agent for the account of the Banks in accordance with their respective Commitment Percentages a facility fee calculated at the rate per annum as set forth below on the average daily amount by which the Total Commitment exceeds the Outstanding Loans during each calendar quarter or portion thereof commencing on the date three (3) months after the Closing Date and ending on the Maturity Date, with the first payment being due on October 18, 2007. The facility fee shall be calculated based on the ratio (expressed as a percentage) of (a) the average daily amount of the Outstanding Loans during such quarter to (b) the Total Commitment as follows:

  Ratio of Outstanding Principal Balance to Total             Per Annum Rate
  Commitment

  1st Quartile (0% - 25% outstanding)                             0.40%
  2nd Quartile                                                    0.30%
  3rd Quartile                                                    0.20%
  4th Quartile                                                    0.10%

The unused facility fee shall be calculated by working through the fee tiers from the top quartile to the bottom quartile. For illustrative purposes only, if the Borrower were to draw down thirty percent (30%) of the Total Commitment, zero percent of the Total Commitment (0%) would be subject to a 0.40% fee, twenty percent (20%) of the Total Commitment (i.e., $3,000,000) would be subject to a 0.30% fee, twenty-five percent (25%) of the Total Commitment (i.e., $3,750,000) would be subject to a 0.20% fee, and twenty-five percent (25%) of the Total Commitment (i.e., $3,750,000) would be subject to a 0.10% fee. The facility fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter or portion thereof (on a prorated basis), or on any earlier date on which the Commitments shall be reduced or terminated as provided in ss.12.3, with a final payment on the Maturity Date and shall be fully earned when due and non refundable when paid.

2.3  Notes.

     The Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (collectively, the "Notes"), dated as of even date as this Agreement or dated as of even date of any Assignment and Acceptance Agreement and completed with appropriate insertions. Each Note shall be payable to the order of the relevant Bank in the principal amount equal to such Bank's Commitment, plus interest accrued thereon as set forth below. The Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on Agent's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to each Bank, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due.

2.4  Interest on Loans.

     (a) Each Base Rate Loan shall bear interest, for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or is converted to a LIBOR Rate Loan, at the per annum rate equal to the sum of the Base Rate plus the Applicable Margin.

     (b) Each LIBOR Rate Loan shall bear interest, for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto, at the rate per annum equal to the sum of the LIBOR Rate determined for such Interest Period plus the Applicable Margin.

     (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto, or on any earlier date on which the Commitments shall terminate as provided in ss.12.3.

     (d) Base Rate Loans and LIBOR Rate Loans may be converted to Loans of the other Type as provided in ss.4.1.

2.5  Requests for Loans.

     The Borrower (i) shall notify the Agent of a potential request for a Loan as soon as possible prior to the Borrower's proposed Drawdown Date, and (ii) shall give to the Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in writing in the form of Exhibit B hereto) of each Loan requested hereunder (a "Loan Request") no less than three (3) Business Days prior to the proposed Drawdown Date with respect to LIBOR Rate Loans, provided that such advance notice period may be reduced by Agent in its discretion with respect to any LIBOR Rate Loan made on the Closing Date and by 2:00 p.m. (Cleveland time) on the Business Day preceding the proposed Drawdown Date with respect to Base Rate Loans. Each such notice shall specify with respect to the requested Loan the proposed principal amount, Drawdown Date, Interest Period (if applicable) and Type. Each such notice shall also contain (i) a statement as to the purpose for which such advance shall be or has been used (which purpose shall be in accordance with the terms of ss.7.10), and (ii) a certification by the chief financial or chief accounting officer of the Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Except as provided in this ss.2.5, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan requested from the Banks on the proposed Drawdown Date, provided that, in addition to the Borrower's other remedies against any Bank which fails to advance its proportionate share of a requested Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Bank fails to advance its proportionate share of the requested Loan in accordance with the terms of this Agreement, provided further, that the Borrower shall be liable in accordance with the terms of this Agreement to any Bank which is prepared to advance its proportionate share of the requested Loan for any costs, expenses or damages actually incurred by such Bank as a result of the Borrower's election to revoke such Loan Request. Nothing herein shall prevent the Borrower from seeking recourse against any Bank that fails to advance its proportionate share of a requested Loan as required by this Agreement. The Borrower may without cost or penalty revoke a Loan Request by delivering notice thereof to each of the Banks no later than two (2) Business Days prior to the Drawdown Date. Each Loan Request shall be (a) for a Base Rate Loan in the minimum aggregate amount of $250,000 or an integral multiple of $10,000 in excess thereof, or (b) for a LIBOR Rate Loan in a minimum aggregate amount of $250,000 or an integral multiple of $10,000 in excess thereof; provided, however, that there shall be no more than five (5) LIBOR Rate Loans outstanding at any one time.

2.6  Funds for Loans.

     (a) Not later than 11:00 a.m. (Cleveland time) on the proposed Drawdown Date of any Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Loans which may be disbursed pursuant to ss.2.1. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.10 and ss.11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Banks by crediting such amount to the account of the Borrower maintained at the Agent's Head Office. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Loans, including any additional Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Bank so failing or refusing, provided that the Borrower may by notice received by the Agent no later than the Drawdown Date refuse to accept any Loan which is not fully funded in accordance with the Borrower's Loan Request subject to the terms of ss.2.5. In the event of any such failure or refusal, the Banks not so failing or refusing shall be entitled to a priority secured position as against the Bank or Banks so failing or refusing for such Loans as provided in ss.12.5.

     (b) Unless the Agent shall have been notified by any Bank prior to the applicable Drawdown Date that such Bank will not make available to the Agent such Bank's pro rata share of a proposed Loan, the Agent may in its discretion assume that such Bank has made such share of the proposed Loan available to Agent in accordance with the provisions of this Agreement and the Agent may, if it chooses, in reliance upon such assumption make such Loan available to Borrower, and such Bank shall be liable to the Agent for the amount of such advance. If such Bank does not pay such corresponding amount upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to
(i) from the Borrower at the applicable rate for such Loan or (ii) from a Bank at the Federal Funds Effective Rate.

     2.7 Increase in Total Commitment. At any time and from time to time prior to the second anniversary of the Closing Date, the Agent may, at the written request of the Borrower, increase the Total Commitment by (i) increasing the Commitment of any Bank (each, an "Increasing Bank"), or (ii) admitting additional Banks hereunder (each, a "Subsequent Bank"), subject to the following conditions:

     (a) Each Subsequent Bank shall meet the conditions for an Eligible Assignee under Section 18.1 hereof;

     (b) The Borrower shall execute new Notes, payable to the order of each Subsequent Bank (if any), and a replacement Note payable to the order of each Increasing Bank (if any), as applicable;

     (c) Each Subsequent Bank shall execute and deliver to the Agent a joinder to this Agreement in form and substance satisfactory to the Agent;

     (d) The Borrower and the Agent shall have executed modifications of the Security Documents and other Loan Documents to reflect the increase in the Total Commitment and the Borrower shall have paid to the Agent any and all documentary stamp tax, non-recurring intangible tax or other taxes imposed in connection with the recording of such modifications of the Security Documents and other Loan Documents or increase in the Total Commitment;

     (e) After giving effect to the admission of any Subsequent Bank or the increase in the Commitment of any Increasing Bank, the Total Commitment does not exceed $25,000,000;

     (f) Each increase in the Total Commitment shall be in the amount of at least $5,000,000, or a greater integral multiple of $1,000,000;

     (g) No admission of any Subsequent Bank shall increase the Total Commitment of any existing Bank without the written consent of such Bank;

     (h) All of the representations and warranties of the Borrower in the Loan Documents shall be true and correct as of the effective date of the increase in the Total Commitment (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date);

     (i) No Default or Event of Default exists;

     (j) No Bank shall be an Increasing Bank without the written consent of such Bank;

     (k) No increase in the Total Commitment, if applicable, will be implemented unless Subsequent Bank or Banks or a combination thereof commit to fund each such increase in accordance with the terms and conditions of this Agreement; and

     (l) The Borrower shall have executed such other modifications and documents and made such other deliveries as the Agent may require and shall pay or reimburse the Agent and the Agent's Special Counsel for all fees, expenses and costs in connection with the foregoing and the Borrower shall also pay such Loan fees and placement fees, if any, as may be required for such increase in the Total Commitment.

     In the case of a new Commitment for any Increasing Bank or Subsequent Bank, the Agent shall promptly provide each Bank and the Borrower with a new Schedule 1 to this Agreement (and each Bank acknowledges that its Commitment Percentage under Schedule 1 and allocated portion of the outstanding Loan will change in accordance with its pro rata share of the increased Total Commitment). From and after the effective date of an increase in the Total Commitment, such new amount shall for all purposes under this Agreement be deemed to be the

"Total Commitment," as that term is used in herein, notwithstanding anything to the contrary contained in this Agreement except that the Total Commitment shall in no event exceed Twenty-Five Million Dollars ($25,000,000).

3.   REPAYMENT OF THE LOANS.

     3.1 Stated Maturity.

     The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2 Mandatory Prepayments.

     (a) If at any time there shall occur, whether voluntarily, involuntarily or by operation of law, any repayment (including, without limitation, principal amortization on the Mortgage Loans), redemption, sale, transfer, assignment, conveyance, option or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of any of the Collateral (whether individually or through a securitization transaction), then Borrower shall immediately pay to Agent for the respective account of the Banks for application to the Loans together with any and all accrued interest thereon, the proceeds received therefrom; provided, however, that principal amortization on the Mortgage Loans shall be aggregated through the end of the prior calendar month, reduced by Mortgage Loans made during the prior calendar month, and the balance paid to Agent on the tenth (10th) day of each calendar month rather than as each payment is received by the Borrower. In connection with such payment of the Loans, Borrower shall pay to Agent for the account of the Banks any sums that may be due under ss.4.8.

     (b) Without limiting the terms of this Agreement, in the event that a Change of Control shall occur, then Borrower shall immediately pay to Agent for the respective accounts of the Banks for application to the Loans, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon. In connection with such payment of the Loans, Borrower shall pay to Agent for the account of the Banks any sums that may be due under ss.4.8.

     (c) If at any time the sum of the aggregate outstanding principal amount of the Loans exceeds the lesser of (i) the Total Commitment, or (ii) the Borrowing Base Availability, then Borrower shall immediately pay the amount of such excess to Agent for the respective accounts of the Banks, as applicable, for application to the Loans as provided in ss.3.4, together with any additional amounts payable pursuant to ss.4.8. Until such time as Borrower has paid such amount to Agent for the respective accounts of the Banks pursuant to the preceding clause (and without limiting the other rights or remedies of the Agent and the Banks), the Banks shall have no obligation to make additional funds available to Borrower pursuant to this Agreement.

     3.3 Optional Prepayments.

     The Borrower shall have the right, at its election, to prepay the outstanding amount of the applicable Loans, as a whole or in part, at any time without penalty or premium; provided, that the full or partial prepayment of the outstanding amount of any LIBOR Rate Loans pursuant to this ss.3.3 may be made only on the last day of the Interest Period relating thereto except as otherwise required pursuant to ss.4.7. The Borrower shall give the Agent, no later than 10:00 a.m., Cleveland time, at least three (3) Business Days' prior written notice of any prepayment pursuant to this ss.3.3, in each case specifying the proposed date of payment of Loans and the principal amount to be paid.

     3.4 Partial Prepayments.

     Each partial prepayment of the Loans pursuant to ss.3.3 with respect to LIBOR Rate Loans shall be in the minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. There shall be no minimum amount requirement for prepayments of Base Rate Loans. Each partial prepayment shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and, after payment of such interest, shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of LIBOR Rate Loans.

     3.5 Effect of Prepayments.

     Amounts of the Loans prepaid pursuant to ss.3.2 and ss.3.3 prior to the Maturity Date may be reborrowed as provided in ss.2. Except as otherwise expressly provided herein, all payments shall first be applied to accrued but unpaid interest and then to principal as provided in ss.3.4 above.

4.   CERTAIN GENERAL PROVISIONS.

     4.1 Conversion Options.

     (a) The Borrower may elect from time to time to convert any of its outstanding Loans to a Loan of another Type and such Loan shall thereafter bear interest as a Base Rate Loan or a LIBOR Rate Loan, as applicable; provided that
(i) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least three (3) Business Days' prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such LIBOR Rate Loan; (ii) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan the Borrower shall give the Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $250,000 or an integral multiple of $10,000 in excess thereof and, after giving effect to the making of such Loan there shall be no more than five
(5) LIBOR Rate Loans outstanding at any one time; and (iii) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of the outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Loan in an aggregate principal amount of less than $250,000, and that the aggregate principal amount of each Loan shall be in an integral multiple of $10,000. On the date on which such conversion is being made, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. Each Conversion Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

     (b) Any Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of ss.4.1(a); provided that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Default or Event of Default.

     (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Loan to it, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

     4.2 Syndication, Underwriting and Accordion Fees.

     The Borrower shall pay to KeyBank certain fees for services rendered or to be rendered in connection with the Loan as provided pursuant to the Agreement Regarding Fees.

     4.3 Agent's Fee.

     If and so long as there shall be at least three (3) Banks, the Borrower will pay to the Agent, for the Agent's own account, an annual Agent's fee in the amount and payable at such times as shall be set forth in a supplement or amendment to the Agreement Regarding Fees executed or to be executed by the Agent and the Borrower.

     4.4 Funds for Payments.

     (a) All payments of principal, interest, unused facility fees, Agent's fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, as the case may be, at the Agent's Head Office, not later than 11:00 a.m. (Cleveland time) on the day when due, in each case in lawful money of the United States in immediately available funds. The Agent is hereby authorized to charge the accounts of the Borrower with KeyBank designated by the Borrower, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Banks under the Loan Documents.

     (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by them hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     (c) Each Bank organized under the laws of a jurisdiction outside the United States, if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Bank, (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicates the withholding status of such Bank; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under ss.4.4(b). In the event that the Borrower shall have delivered the certificates or vouchers described above for any payments made by the Borrower and such Bank receives a refund of any taxes paid by Borrower pursuant to ss.4.4(b), such Bank will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter such Bank is required to return such refund, the Borrower shall promptly repay to such Bank the amount of such refund.

     4.5 Computations.

     All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the records of the Agent from time to time shall be considered prima facie evidence of such amount.

     4.6 Inability to Determine LIBOR Rate.

     In the event that, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans and (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and the obligations of the Banks to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     4.7 Illegality.

     Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Bank or its LIBOR

Lending Office shall assert that it is unlawful, for any Bank to make or maintain LIBOR Rate Loans, such Bank shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Banks to make LIBOR Rate Loans or convert Loans of another type to LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law.

     4.8 Additional Interest.

     If any LIBOR Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such LIBOR Rate Loan, or if repayment of the Loans has been accelerated as provided in ss.12.1, the Borrower will pay to the Agent upon demand for the account of the Banks in accordance with their respective Commitment Percentages, in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate the Banks for any losses, costs or expenses which may be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the LIBOR Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of the LIBOR Rate applicable to such LIBOR Rate Loan (including any spread over such LIBOR Rate) minus (b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable and that a Bank shall not be obligated or required to have actually obtained funds at the LIBOR Rate or to have actually reinvested such amounts as described above).

     4.9 Additional Costs, Etc.

     Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

     (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

     (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank under this Agreement or the other Loan Documents, or

     (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

     (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part; and the result of any of the foregoing is

     (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment, or

     (ii) to reduce the amount of principal, interest or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment or any of the Loans, or

     (iii) to require such Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Bank and the Agent in determining such amounts may use any reasonable averaging and attribution methods, generally applied by such Bank or the Agent.

4.10     Capital Adequacy.

     If after the date hereof any Bank determines that (a) the adoption of or change in any law, rule, regulation, guideline, directive or request (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or (b) compliance by such Bank or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy or any amendment or change in interpretation of any existing guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on such Bank's or such holding company's capital as a consequence of such Bank's commitment to make Loans hereunder to a level below that which such Bank or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Bank to be material, then such Bank may notify the Borrower thereof. The Borrower agrees to pay to such Bank the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Bank of a statement of the amount and setting forth such Bank's calculation thereof. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Borrower shall have the right, in lieu of making the payment referred to in this ss.4.10, to prepay the Loans of the applicable Bank within fifteen (15) days of such demand and avoid the payment of the amounts otherwise due under this ss.4.10, provided, however, that the Borrower shall be required to pay together with such prepayment of the Loan all other costs, damages and expenses otherwise due under this Agreement as a result of such prepayment.

     4.11 Indemnity of Borrower.

     The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request, or (c) default by Borrower in making the payments or performing their obligations under ss.ss.4.9, 4.10 or 4.12.

     4.12 Interest on Overdue Amounts; Late Charge.

     Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Banks shall have accelerated the maturity of the Loans, all Loans shall bear interest payable on demand at a rate per annum equal to two percent (2%) above the rate that would otherwise be applicable at such time, until such amount shall be paid in full (after as well as before judgment), or if such rate shall exceed the maximum rate permitted by law, then at the maximum rate permitted by law. In addition, Borrower shall pay a late charge equal to five percent (5%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid within ten (10) days of the date when due.

     4.13 Certificate.

     A certificate setting forth any amounts payable pursuant to ss.4.8, ss.4.9, ss.4.10, ss.4.11 or ss.4.12 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

     4.14 Limitation on Interest.

     Notwithstanding anything in this Agreement to the contrary, all agreements between the Borrower and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the Borrower and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the Borrower, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the Borrower (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between the Borrower and the Banks and the Agent.

5.   COLLATERAL SECURITY.

     5.1 Collateral.

     The Obligations of the Borrower shall be secured by a perfected first priority lien or security interest to be held by the Agent for the benefit of the Banks in (i) all Mortgage Loans held pursuant to the terms of the Collateral Assignment, (ii) any Interest Rate Contract pursuant to the Assignment of Hedge,
(iii) the Lockbox Account pursuant to the Lockbox Agreement, and (iv) any other assets of the Borrower pursuant to the terms of any other Security Document.

5.2      Release of Collateral.

     (a) Upon termination of this Agreement and the Commitment of the Banks to make Loans hereunder and the payment in full of all of the Obligations, the Agent, on behalf of the Banks, shall promptly release the Collateral and shall execute such instruments of release as the Borrower and its counsel may reasonably request.

     (b) So long as no Event of Default has occurred and is then continuing, the Collateral Agent shall be authorized to release each Mortgage Loan from the lien of the Collateral Assignment as it is repaid in full or sold so that the Borrower may in turn release the Mortgage and return the original Mortgage Loan Note to the Mortgage Loan Obligor or deliver the Mortgage Loan Note and Mortgage Loan Documents to the purchaser of such Mortgage Loan, as more particularly described in the Collateral Agency Agreement. Upon the occurrence and during the continuance of an Event of Default, one hundred percent (100%) of the loan repayment proceeds of each Mortgage Loan or other proceeds from the sale or other realization upon the Mortgage Loan Collateral or Bonds shall be applied to payment of the Outstanding Loans, as more particularly provided in the Lockbox Agreement and upon receipt of such proceeds in the Lockbox with respect to a Mortgage Loan, the Agent shall instruct the Collateral Agent to execute a partial release from the lien of the Collateral Assignment with respect to such Mortgage Loan.

     (c) In addition to the circumstances outlined in ss.5.2(a) and (b) above, and provided no Default or Event of Default shall have occurred and be continuing hereunder (or would exist immediately after giving effect to the transactions contemplated by this ss.5.2), the Collateral Agent shall release a Mortgage Loan from the lien or security interest in the Collateral Assignment, upon the written direction of the Agent (or the written direction of the Borrower, consented to in writing by the Agent), which direction or consent shall be given or withheld at the Agent's sole discretion (other than in connection with a securitization transaction permitted by ss.7.17 hereof, in which case such consent of the Agent shall not be withheld so long as all other terms and conditions of this ss.5.2(c) are satisfied), subject to and upon the following terms and conditions:

     (i) the Borrower shall deliver to the Agent and the Collateral Agent written notice of its desire to obtain such release no later than three (3) Business Days prior to the date on which such release is to be effected;

     (ii) the Borrower shall pay all reasonable administrative costs and expenses of the Agent in connection with such release, including without limitation, reasonable attorney's fees; and

     (iii) the Borrower shall pay to the Agent for the account of the Banks a release price in an amount necessary to reduce the outstanding principal balance of the Loans so that no Event of Default shall exist under ss.12 following such release.

     The Agent agrees under such circumstances to consent to the release of any Mortgage Loan specifically requested in writing by the Borrower for the purpose of enabling the Borrower to pledge such Mortgage Loan to secure Debt Certificates to the extent such pledge is required to maintain the minimum required collateralization level under the relevant Indenture, and the Borrower will pledge such Mortgage Loan for such purpose.

     5.3 Addition of Collateral; Guarantors.

     The Borrower shall grant a first priority security interest in and to all Mortgage Loans entered into by the Borrower after the date hereof. Such addition to the Collateral shall be effected by the completion and delivery within thirty
(30) calendar days of the actual closing of the Mortgage Loan to the Collateral Agent for the benefit of the Agent and the Banks of each of the Mortgage Loan Collateral Documents with respect to Mortgage Loans made during the preceding calendar month and the delivery to the Agent by the tenth (10th) day of each calendar month of a certification by the Borrower that each of the other Mortgage Loan Qualification Documents are in the possession and/or control of the Borrower. In addition, to the extent the Borrower desires to form a Subsidiary to originate or hold any Mortgage Loans after the Closing Date, the Borrower shall obtain the prior written consent of the Agent to the formation of such Subsidiary. If approved by the Agent, each such Subsidiary other than a Securitization Subsidiary shall execute a guaranty of the Obligations in form and substance satisfactory to the Agent and such other documents as required by the Agent and shall be subject to all of the terms and provisions of this Agreement relating to Subsidiaries.

6.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

     The Borrower represents and warrants to the Agent and the Banks as follows.

     6.1 Corporate Authority, Etc.

     (a) Incorporation; Good Standing. The Borrower is a Minnesota corporation duly incorporated pursuant to its articles of incorporation filed with the Minnesota Secretary of State on May 27, 1994, and is validly existing and in good standing under the laws of the State of Minnesota. The Manager is a Minnesota corporation duly incorporated pursuant to its articles of incorporation filed with the Minnesota Secretary of State on May 27, 1994, and is validly existing and in good standing under the laws of the State of Minnesota. Each of Borrower and the Manager (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Mortgage Loans are solicited and made and in each other jurisdiction where such Person is legally required to be so qualified. The Borrower is a real estate investment trust in full compliance with and entitled to the benefits of ss.856 of the Code.

     (b) Subsidiaries. Each of the Subsidiaries of the Borrower (i) is a corporation, limited partnership, limited liability company or trust duly incorporated, formed or organized (as applicable) under the laws of its State of incorporation, formation or organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where Mortgage Loans held by it are solicited and made and in each other jurisdiction where such Person is legally required to be so qualified. The Subsidiaries other than Securitization Subsidiaries are wholly-owned direct Subsidiaries of the Borrower.

     (c) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the power and authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person,
(iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, partnership agreement, declaration of trust or other charter documents, operating agreement or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, such Person or any of its properties or to which such person is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person except for the Liens and security title granted by the Loan Documents.

     (d) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     6.2 Governmental Approvals.

     The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

     6.3 Title to Properties; Lease.

     The Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and the Subsidiaries as of the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     6.4 Financial Statements.

     The Borrower has delivered to each of the Banks: (a) the consolidated balance sheet of the Borrower and its Subsidiaries as of the Balance Sheet Date,
(b) the most recent 10KSB and 10QSB of the Borrower, (c) the Schedules of the Initial Mortgage Loans, the Excluded Mortgage Loans, the OREO and the Non-Performing Mortgage Loans attached to this Agreement, and (d) certain other financial information relating to the Borrower and the Mortgage Loans. Such balance sheet and statements have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower and its Subsidiaries as of such dates and the results of the operations of the Borrower for such periods. There are no liabilities, contingent or otherwise, of the Borrower or any of its Subsidiaries involving material amounts not disclosed in said financial statements and the related notes thereto.

     6.5 No Material Changes.

     Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Borrower or any of its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as of the Balance Sheet Date, or its consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of such Person.

     6.6 Franchises, Patents, Copyrights, Etc.

     The Borrower and its Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, servicemarks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others.

     6.7 Litigation.

     There are no actions, suits, proceedings or investigations of any kind pending or to the knowledge of such person threatened against the Borrower or any of its Subsidiaries before any court, tribunal, arbitrator, mediator or administrative agency or board that, if adversely determined, might, either in any case or in, the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of the Borrower to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents.

     6.8 No Materially Adverse Contracts, Etc.

     None of the Borrower or any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. None of the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the partners or officers of such Person, to have any materially adverse effect on the business of any of them.

     6.9 Compliance with Other Instruments, Laws, Etc.

     None of the Borrower or any of its Subsidiaries is in violation of any provision of its charter or other organizational documents, bylaws, the Indentures or any other agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation.

     6.10 Tax Status.

     The Borrower and each its Subsidiaries (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the partners or officers of such Person know of no basis for any such claim.

     6.11 No Event of Default.

     No Default has occurred and is continuing and no Event of Default exists.

     6.12 Holding Company and Investment Company Acts.

     None of the Borrower or any of its Subsidiaries is or after giving effect to any Loan will be, subject to regulation under the Public Utility Holding Company Act of 2005, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

     6.13 Absence of UCC Financing Statements, Etc.

     Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrower or any of its Subsidiaries or rights thereunder.

     6.14 Certain Transactions.

     Except as set forth on Schedule 6.14, none of the officers, trustees, directors, or employees of the Borrower or any of its Subsidiaries is a party to any transaction with Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, limited liability company, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     6.15 Employee Benefit Plans.

     The Borrower has no employees and thus no Employee Benefit Plans, Multiemployer Plans or Guaranteed Pension Plans.

     6.16 Regulations T, U and X.

     No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.

     6.17 Subsidiaries.

     Schedule 6.17 sets forth all of the Subsidiaries of the Borrower, the form and jurisdiction of organization of each of the Subsidiaries, and the Borrower's ownership interest therein.

     6.18 Loan Documents.

     All of the representations and warranties made by or on behalf of the Borrower and its Subsidiaries in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and neither the Borrower nor any of its Subsidiaries has failed to disclose such information as is necessary to make such representations and warranties not misleading in any material respects.

     6.19 Brokers.

     None of the Borrower nor any of its Subsidiaries nor the Manager has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

     6.20 Other Debt.

     None of the Borrower or any of its Subsidiaries is in default of the payment of any Indebtedness or any other agreement, mortgage, deed of trust, deed to secure debt, security agreement, financing agreement, indenture or lease to which any of them is a party. The Borrower is not a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time or payment of any of the Obligations to any other indebtedness or obligation of the Borrower. The Borrower has provided to the Agent a schedule, and upon the request of the Agent will provide copies, of all agreements, mortgages, deeds of trust, deeds to secure debt, financing agreements or other material agreements binding upon the Borrower and any of its Subsidiaries or their respective properties, and entered into by the Borrower or its Subsidiaries as of the date of this Agreement with respect to any Indebtedness of the Borrower permitted under this Agreement.

     6.21 Solvency.

     As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all Loans made or to be made hereunder, neither the Borrower nor any of its Subsidiaries is insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person's liabilities, such Person is able to pay its debts as they become due, and such Person has sufficient capital to carry on its business.

     6.22 No Fraudulent Intent.

     Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by the Borrower or any of its Subsidiaries with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

     6.23 Transaction in Best Interests of Borrower; Consideration.

     The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of the Borrower, each of its Subsidiaries and the creditors of such Persons. The direct and indirect benefits to inure to the Borrower and each of its Subsidiaries pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in Section 548 of the Bankruptcy Code) and "valuable consideration," "fair value," and "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrower and each of its Subsidiaries pursuant to this Agreement and the other Loan Documents.

     6.24 Mortgage Loans.

     (a) Delivery of Mortgage Loan Qualification Documents. The Mortgage Loan Collateral Documents have been delivered to Agent, or Collateral Agent, as applicable, with respect to each Mortgage Loan made by the Borrower and the Borrower has delivered certification to Agent that all other Mortgage Loan Qualification Documents are in the possession and/or control of Borrower. The names of the Mortgage Loan Obligors, amounts owing, interest rates, due dates and other facts furnished to Agent with respect to any of the Mortgage Loans have been and will be correctly stated in all material respects. As of the Closing Date (i) all of the Excluded Mortgage Loans are accurately described on
Schedule 1.1 hereto; (ii) all of the Initial Mortgage Loans held by the Borrower are accurately described on Schedule 1.2 hereto; (iii) all of the OREO and Non-Performing Mortgage Loans are accurately described on Schedule 1.3 hereto; and (iv) the sole Initial Interim Loan is accurately described on Schedule 1.4 hereto.

     (b) Good Title. Borrower is the sole, lawful and beneficial owner of the Mortgage Loans free and clear of all liens, restrictions, claims, pledges and encumbrances whatsoever and has the full and complete right, power and authority to create a security interest in the Mortgage Loans in favor of Agent in accordance with the terms and provisions of the Collateral Assignment. The security interest in the Mortgage Loans created by the Collateral Assignment constitutes and will at all times continue to constitute a valid and enforceable first priority perfected security interest in the Mortgage Loans in favor of Agent, free and clear of all liens, claims, encumbrances and rights of others. Borrower has made no contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto could give rise to a lien on the Mortgage Loans.

     (c) Status of the Mortgage Loans. The Mortgage Loans are valid and enforceable in accordance with the terms of the Mortgage Loan Documents, subject to insolvency, bankruptcy, moratorium and other laws affecting creditors' rights generally, and are in compliance with all applicable laws. The Mortgage Loan Documents create a valid, enforceable and perfected lien and security interest in all Bonds and Mortgage Loan Collateral covered thereby. The Mortgage Loan Documents provided to the Agent or Collateral Agent are true and correct copies or originals, as applicable, thereof. With respect to the Mortgage Loan Collateral, there are no title, survey, environmental, entitlement/zoning issues or defects which could have a material adverse effect on the repayment of the Mortgage Loans.

     (d) No Offset or Defenses. The Mortgage Loan Notes evidence bona fide indebtedness owing to Borrower by the Mortgage Loan Obligors, and the Mortgage Loan Obligors have no rights to setoff, counterclaim or defenses with respect to the payment or performance of any obligations under the Mortgage Loan Documents, including, without limitation, laws relating to usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws relating to the Mortgage Loans.

     6.25 PATRIOT Act Provisions.

     (a) Neither Borrower nor, to Borrower's knowledge, (i) any of Borrower's directors, officers, shareholders, members, managers, partners, or employees,
(ii) any guarantor or indemnitor, (iii) any manager, (iv) any Mortgage Loan Obligor, or (iv) any director, officer, shareholder, member, manager, partner, employee, affiliate, or subsidiary of any of the foregoing is:

     (i) a Prohibited Person or is owned or controlled by, or acting on behalf of, a Prohibited Person; or

     (ii) in violation of any applicable law relating to money laundering, anti-terrorism, trade embargoes or economic sanctions, including the Executive Order (as hereinafter defined) and the PATRIOT Act.

     (b) Without limiting the foregoing: (i) none of the funds or other assets of Borrower or any guarantor or indemnitor constitute property of, or are beneficially owned (directly or indirectly) by any Prohibited Person; (ii) no Prohibited Person has any interest of any nature whatsoever (directly or indirectly) in Borrower or any guarantor or indemnitor; and (iii) none of the funds or other assets of Borrower or any guarantor or indemnitor have been derived from any unlawful activity.

     (c) No portion of any of real property or, to Borrower's knowledge, the Mortgage Loan Collateral has been or will be purchased, improved, equipped or furnished with proceeds of any unlawful activity.

     (d) Borrower has implemented procedures, and will consistently apply those procedures throughout the term of the Loan, to ensure that the foregoing representations and warranties remain true and correct during the term of the Loan.

     (e) For purposes of this provision a "Prohibited Person" means any person:

     (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 - Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism, effective September 24, 2001 (the "Executive Order"), including any person that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order;

     (ii) with whom the Agent or any Bank is prohibited from dealing or otherwise engaging in any transaction by any applicable law relating to money laundering, anti-terrorism, trade embargoes or economic sanctions, including the Executive Order, the Patriot Act, the International Emergency Economic Powers Act, 50 U.S.C. ss.ss. 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any executive orders or regulations promulgated thereunder;

     (iii) that is named as a "specifically designated national (SDN) and blocked person" on the most recent list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control ("OFAC") and any other similar list maintained by OFAC pursuant to any applicable law (or if such list does not exist, the similar list then being maintained by the United States), including, without limitation, trade embargo, economic sanctions or other prohibitions imposed by any executive order of the President of the United States (the "OFAC List"); or

     (iv) that is an affiliate (including any principal, director, officer, shareholder, member, manager, partner, employee, agent, affiliate, subsidiary, participant, immediate family member or close associate) of a person described in one or more of clauses (i) through (iii) of this definition.

7.   AFFIRMATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     7.1 Punctual Payment.

     The Borrower will duly and punctually pay or cause to be paid the principal and interest due on all of its Indebtedness outstanding from time to time (other than the Loans), including any fees provided for in the underlying agreements evidencing such Indebtedness, all in accordance with the terms of such agreements.

     7.2 Maintenance of Office.

     The Borrower and the Manager will maintain their chief executive office at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, or at such other place in the United States of America as the Borrower or the Manager shall designate upon prior written notice to the Agent and the Banks, where notices, presentations and demands to or upon the Borrower or the Manager in respect of the Loan Documents may be given or made.

     7.3 Records and Accounts.

     The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. Neither the Borrower nor any of its Subsidiaries shall, without the prior written consent of the Agent, (x) make any material changes to the accounting principles used by such Person in preparing the financial statements and other information described in ss.6.4 or (y) change its fiscal year.

     7.4 Financial Statements, Certificates and Information.

     The Borrower will deliver or cause to be delivered to each of the Banks:

     (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the audited Consolidated balance sheet of the Borrower and its Subsidiaries at the end of such year, and the related audited Consolidated statements of income, changes in shareholder's equity and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Boulay, Heutmaker & Zibell & Co. P.L.L.P., or by a "Big Four" accounting firm, any Form 10-KSB filed with the SEC (unless the SEC has approved an extension, in which event the Borrower will deliver to the Agent and each of the Banks a copy of the Form 10-KSB simultaneously with delivery to the SEC), a statement of the Borrower's taxable net income for the prior fiscal year, and any other information the Banks may need to complete a financial analysis of the Borrower and its Subsidiaries;

     (b) as soon as practicable, but in any event not later than thirty (30) days after the end of each calendar month, copies of the internally prepared, unaudited Consolidated balance sheet of the Borrower and its Subsidiaries, as at the end of such month, and the related unaudited Consolidated statements of income, changes in shareholder's equity and cash flows for the portion of the Borrower's fiscal year then elapsed, and a statement showing the aging of the receivables and payables for the Mortgage Loans, all in reasonable detail, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and adjustments that would be required under generally accepted accounting principles applicable to accrual-based accounting).

     (c) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Borrower in each year, copies of any Form 10-QSB filed with the SEC (unless the SEC has approved an extension in which event the Borrower will deliver such copies of the Form 10-QSB to the Agent and each of the Banks simultaneously with delivery to the SEC);

     (d) as soon as practicable, but in any event not later than forty-five (45) days after each fiscal quarter of the Borrower, copies of a Consolidated statement of Adjusted EBITDA for such fiscal quarter for the Borrower and its Subsidiaries and a Consolidated statement of Borrowing Base Adjusted EBITDA for such fiscal quarter for the Borrower and its Subsidiaries, prepared on a basis consistent with the statement furnished pursuant to ss.6.4(c) together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such statement fairly presents the Adjusted EBITDA and Borrowing Base Adjusted EBITDA of the Borrower and its Subsidiaries for such period;

     (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (c) above, a statement (a "Compliance Certificate") certified by the principal financial or accounting officer of the Borrower in the form of Exhibit C hereto (or in such other form as the Agent may approve from time to time) setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 and the other covenants described therein, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

     (f) Borrower shall submit not later than the fifteenth (15th) day of each calendar month and with each Draw request, a Borrowing Base Certificate in the form of Exhibit D attached hereto pursuant to which Borrower shall calculate the amount of the Borrowing Base as of the end of the immediately preceding calendar month.

     (g) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of the Borrower as a group;

     (h) as soon as practicable but in any event not later than thirty (30) days after the end of each calendar month, a spreadsheet with respect to the Mortgage Loans with respect to such calendar month, showing outstanding principal balances, principal amortizations, prepayments, interest earned, delinquencies and any other information regarding the Mortgage Loans as the Agent shall request, such spreadsheet to be in form satisfactory to the Agent, and certified by the principal financial or accounting officer of the Borrower;

     (i) promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of the Borrower and its Subsidiaries;

     (j) not later than thirty (30) days prior to the end of each fiscal year of the Borrower, a budget and business plan for the next fiscal year;

     (k) contemporaneously with the provision of the same to the trustees under the Indentures, true and correct copies of all compliance certificates required to be provided by Borrower under the terms of the Indentures; and

     (l) from time to time such other financial data and information in the possession of the Borrower or its Subsidiaries (including without limitation auditors' management letters, and information as to legal and regulatory changes affecting the Borrower) as the Agent may request.

     7.5 Notices.

     (a) Defaults. The Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

     (b) Notification of Claims Against Collateral. By the tenth (10th) day of each calendar month, Borrower will, or will cause Manager to, notify the Agent in writing of (i) any setoff, claims (including, with respect to any Mortgage Loan Collateral, environmental claims), withholdings or other defenses to which any of the Collateral, or the rights of the Agent or the Banks with respect to the Collateral, are subject, or (ii) the occurrence of a default or event of default under any of the Mortgage Loans.

     (c) Notice of Litigation and Judgments. The Borrower and the Manager will give notice to the Agent in writing within five (5) Business Days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or is to become a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower and stating the nature and status of such litigation or proceedings. The Borrower and the Manager will give notice to the Agent, in writing, in form and detail satisfactory to the Agent and each of the Banks, within five (5) Business Days of any judgment not covered by insurance, whether final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $100,000.

     (d) Key Man Insurance Trigger Events. The Borrower will promptly notify the Agent in writing of the occurrence of any Key Man Insurance Trigger Event, and of the action the Borrower proposes to take with respect thereto.

     7.6 Existence; Maintenance of Properties.

     (a) The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Minnesota corporation. The Borrower will cause each of its Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect their respective legal existences and good standing in their respective jurisdictions of incorporation, organization or formation (as the case may be). The Borrower will do or cause to be done all things necessary to preserve or establish its, and each of its Subsidiaries', good standing as a foreign entity and due authorization to do business in the jurisdictions described in Section 6.1(a)(ii) hereof. The Borrower shall continue to own directly and indirectly one hundred percent (100%) of the Voting Interests and economic interests in its Subsidiaries other than Securitization Subsidiaries. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect all of its rights and franchises and those of its Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by it and in related businesses.

     (b) The Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the financial condition, assets or operations of the Borrower or any of its Subsidiaries.

     7.7 Taxes.

     The Borrower and each Subsidiary will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and upon its Mortgage Loans, or any part thereof, or upon the income or profits therefrom as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided, further that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower and each such Subsidiary of the Borrower either (i) will provide a bond issued by a surety acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim.

     7.8 Inspection of Properties and Books.

     The Borrower shall permit and/or shall cause Manager to permit the Banks, through the Agent or any representative designated by the Agent, at the Borrower's expense, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its officers, all at such times and intervals as the Agent or any Bank may request. Banks shall also have the right to contact Mortgage Loan Obligors to verify the status of Mortgage Loans that are Collateral for the Loans.

7.9      Compliance with Laws, Contracts, Licenses, and Permits.

     The Borrower will comply with, and will cause each of its Subsidiaries to comply in all respects with, (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, (ii) the provisions of its corporate, limited liability company or other charter (as applicable) and other charter documents, operating agreements, and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties. If at any time while any Loan or Note is outstanding or the Banks have any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will, or will cause Manager to, immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     7.10 Use of Proceeds.

     The Borrower will use the proceeds of the Loans solely to provide financing
(a) for the making of Qualifying Mortgage Loans, (b) to repay outstanding Indebtedness, (c) for working capital (not to exceed an amount outstanding at any one time of $1,000,000), and (d) for such other lawful purposes as the Requisite Banks in their discretion from time to time may agree to in writing.

     7.11 Further Assurances.

     The Borrower will cooperate with, and will cause each of its Subsidiaries and the Manager to cooperate with the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     7.12 Compliance.

     The Borrower shall operate its business, and shall cause each of its Subsidiaries and the Manager to operate its business, in compliance with the terms and conditions of this Agreement and the other Loan Documents. The Borrower shall at all times comply with all requirements of applicable laws necessary to maintain REIT Status and shall operate its business in compliance with the terms and conditions of this Agreement and the other Loan Documents.

     7.13 Interest Rate Contract.

     If the Interest Hedging Ratio as of the end of any fiscal quarter of the Borrower shall be less than 1.50 to 1.0, as set forth in the Compliance Certificate delivered by the Borrower with respect to such quarter pursuant to
Section 7.4(d), then on or before the date that is three (3) months after the end of such fiscal quarter, the Borrower shall obtain and thereafter maintain in full force and effect an Interest Rate Contract in form and substance satisfactory to Agent on a notional amount of Unhedged Variable Rate Debt at least equal to the lesser of (a) the Interest Rate Hedging Cap and (b) that amount which would have to be subtracted from Variable Rate Debt in calculating the Interest Hedging Ratio such that the Interest Hedging Ratio, if re-calculated immediately after giving effect to such Interest Rate Contract, would equal or exceed 1.50 to 1.0. Each Interest Rate Contract would be required to have a term ending no sooner than the earliest of (i) the Maturity Date, (ii) the date which is the second anniversary of the effective date of such Interest Rate Contract, and (iii) such earlier date as the Agent may approve in its sole discretion (provided, however, that the approval by the Agent of a shorter duration for any particular Interest Rate Contract shall not obligate the Agent to approve such shorter duration for any other Interest Rate Contract). Promptly following the effectiveness of each Interest Rate Contract, the Borrower shall assign such Interest Rate Contract to the Agent as additional security for the Obligations pursuant to the Assignment of Hedge. Each Interest Rate Contract shall be provided by any Bank which is a party to this Agreement or by a bank or other financial institution that has unsecured, uninsured and unguaranteed long-term debt which is rated at least A-3 by Moody's Investor Service, Inc. or at least A by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. The Borrower shall, upon the request of the

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

Agent, provide to the Agent evidence that the Interest Rate Contract is in effect, or that no Interest Rate Contract is then required under the terms of this Agreement.

     7.14 More Restrictive Agreements.

     Should the Borrower or any of its Subsidiaries enter into or modify any agreements or documents pertaining to any existing or future Indebtedness or Equity Offering permitted hereunder, which agreements or documents include covenants, whether affirmative or negative (or any other provision which may have the same practical effect as any of the foregoing), which are individually or in the aggregate more restrictive against the Borrower or its Subsidiaries (other than Securitization Subsidiaries) than those set forth in ss.8 and ss.9 of this Agreement, the Borrower shall promptly notify the Agent and, if requested by the Requisite Banks, the Borrower, the Agent, and the Requisite Banks shall promptly amend this Agreement and the other Loan Documents to include some or all of such more restrictive provisions as determined by the Requisite Banks in their sole discretion. The Borrower agrees to deliver to the Agent copies of any agreements or documents (or modifications thereof) pertaining to existing or future Indebtedness or Equity Offering of the Borrower or any of its Subsidiaries as the Agent from time to time may request.

     7.15 Lockbox Account.

     The Beacon Lockbox Account shall at all times be maintained with Beacon Bank, and the KeyBank Lockbox Account shall at all times be maintained with the Agent, in each case in the name of the Borrower bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Agent for the benefit of the Banks, and shall be subject to the Lockbox Agreement. The Borrower shall request in writing and otherwise take such steps to ensure that all Mortgage Loans Obligors forward all payments directly to the appropriate Lockbox Account, as provided in the Lockbox Agreement. At any time after an Event of Default has occurred, the Agent, with the consent of the Requisite Banks, shall do any or all of the following: (i) exercise exclusive dominion and control over the funds deposited in the Lockbox Account, (ii) have collections that are sent to the Lockbox Account redirected pursuant to its instruction, (iii) apply the balance in the Lockbox Account against the Obligations in such order and manner as the Agent may deem desirable, and (iv) take any or all other actions the Agent is permitted to take hereunder or pursuant to the Lockbox Agreement. The Agent shall at all times have a first priority perfected security interest in the Lockbox Account as more particularly described in the Lockbox Agreement.

     7.16 Mortgage Loans.

     (a) No Termination or Release. Except in the ordinary course of the Borrower's lending business and in accordance with the provisions of the Mortgage Loan Documents, the Borrower shall not abandon, cancel, release, relinquish or terminate any of the Mortgage Loans or any part thereof or any interest therein or any Bonds or Mortgage Loan Collateral, and any attempt to do so without the prior written consent of the Agent shall be void and ineffective.

     (b) Information About Mortgage Loans. On a monthly basis, the Borrower shall execute and deliver to the Agent a sworn affidavit setting forth in detail any and all amounts or payments received by Borrower with respect to the Mortgage Loans or any portion thereof during any period specified by Agent.

     (c) No Future Encumbrance or Transfer. The Borrower shall not encumber, pledge, anticipate, borrow against, or create any right of offset against the Mortgage Loans, and except for the sale of Mortgage Loans as part of a securitization, the net proceeds of which sale are paid to the Agent to reduce the Outstanding Loans, shall not transfer, assign, sell, or convey all or any portion of the Mortgage Loans.

     (d) Mortgage Loans Compliance and Defense. The Borrower shall comply with all obligations of the lender under the Mortgage Loans. The Borrower, at its sole cost and expense, shall diligently and in good faith do all things and take all actions, including, without limitation, bringing appropriate actions against the Mortgage Loan Obligors which are necessary or desirable to enforce the obligations of the Mortgage Loan Obligors to make all payments under the Mortgage Loan Documents, and to protect and preserve the interest of the Agent under the Collateral Assignment.

     (e) Appraisals. The Agent may require the Borrower to obtain updated Appraisals with respect to any of the Mortgage Loan Collateral, where the Agent reasonably believes that the value of the Mortgage Loan Collateral with respect to a Mortgage Loan has been materially and adversely affected, or may perform internal studies updating and revising prior Appraisals for the Mortgage Loan Collateral for the purpose of determining current Appraised Value and compliance with the requirements of this Agreement. The Borrower shall cooperate with the Agent in regard to such efforts and shall bear the cost and expense of all such Appraisals and updates performed pursuant to this ss.7.16(e).

     7.17 Securitization Transactions.

     (a) Within a reasonable time prior to the consummation of each securitization transaction (whether or not giving rise to Permitted
Securitization Indebtedness), the Borrower shall deliver to the Agent substantially final drafts of the operative documents, all organizational documents of the applicable Securitization Subsidiaries, and all legal opinions to be delivered by counsel for the Borrower or any Securitization Subsidiary (including, without limitation, the "true sale" and "non-consolidation" opinions, if any), in connection with such securitization transaction. The Borrower will obtain the prior written consent and approval of the Agent to the terms, provisions and structure of such securitization transaction (including the legal and organizational structure of all Securitization Subsidiaries and the restrictions imposed thereon) prior to consummating such securitization transaction, which consent and approval shall not unreasonably be withheld, delayed or conditioned. After such consent and approval is granted, no modifications shall be made to the approved documents or opinions without the further written consent of the Agent, which consent and approval shall not unreasonably be withheld, delayed or conditioned. Contemporaneously with the consummation of each securitization transaction (whether or not giving rise to Permitted Securitization Indebtedness), the Borrower shall deliver or cause to be delivered to the Agent each of the following:

     (i) Evidence satisfactory to the Agent that (i) the related securitization transaction has been consummated, and (ii) the proceeds from such securitization transaction (net of transaction costs and expenses incurred by the Borrower and the applicable Securitization Subsidiary) are substantially contemporaneously being used to reduce the aggregate principal amount outstanding under the Loans and to satisfy other Obligations;

     (ii) True, correct and complete copies of certificates of existence and good standing issued as of a recent date with respect to such Subsidiaries by the Secretary of State of the Subsidiaries' respective jurisdictions of incorporation;

     (iii) A certificate signed by the principal financial or accounting officer of the Borrower (i) stating that (1) all representations and warranties of the Borrower herein and all representations and warranties of the documents executed and delivered in connection with such securitization transaction are true and correct as of the date given, (2) no Default or Event of Default exists, and (3) after giving pro forma effect to such securitization transaction no Default or Event of Default would result therefrom, including, without limitation, under any of the covenants set forth in ss. 9 of this Agreement (which certificate will contain calculations of such covenants in accordance with ss. 1.3 of this Agreement, in form and substance satisfactory to the Agent), (ii) setting forth the new Borrowing Base, and (iii) certifying that the aggregate principal amount of the Outstanding Loans does not exceed the Borrowing Base Availability, in each case after giving pro forma effect to such securitization transaction; and

     (iv) Evidence satisfactory to the Agent that the Borrower has obtained all necessary third party consents to such securitization transaction.

     (b) Within sixty (60) days following the consummation of each securitization transaction (whether or not giving rise to Permitted Securitization Indebtedness), or such later time as Agent in its sole discretion may agree to, the Borrower shall deliver true, correct and complete copies of all executed operative documents in connection with such securitization transaction, all organizational documents of the Securitization Subsidiaries involved in such transaction and all legal opinions delivered in connection with such transaction.

     7.18 Redemption of Certain Debt Certificates.

     Prior to August 1, 2007, the Borrower shall redeem $1,956,000 in aggregate principal amount of the Debt Certificates issued and outstanding under the Series A Indenture.

8.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any of the Banks has any obligation to make any Loans:

     8.1 Restrictions on Indebtedness.

     The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

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     (a) Indebtedness to the Banks arising under any of the Loan Documents,  and
Indebtedness and obligations in respect of the Interest Rate Contract required pursuant to ss.7.13;

     (b) current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

     (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.7.7;

     (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

     (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

     (f) Permitted Indebtedness; and

     (g) Indebtedness in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in ss.8.3(a)(iv) or (v).

     8.2 Restrictions on Liens Etc.

     The Borrower will not, nor will it permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower and any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

     (a) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower (other than Collateral) securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

     (b) liens on properties and assets to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

     (c) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

     (d)  liens on assets  of the  Borrower  other  than the  Collateral  or any
interest  therein  in  respect  of  judgments,   awards  or  indebtedness,   the
Indebtedness with respect to which is permitted by ss.8.1(d);

     (e) liens on the Excluded Mortgage Loans securing the repayment of the Permitted Indebtedness (other than Permitted Securitization Indebtedness);

     (f) liens on assets of any Securitization Subsidiary securing Permitted Securitization Indebtedness; and

     (g) liens in favor of the Agent and the Banks under the Loan Documents.

     8.3 Restrictions on Investments.

     (a) the Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

     (i) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or its Subsidiary;

     (ii) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

     (iii) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of
$100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $1,000,000;

     (iv) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at not less than "P1" if then rated by Moody's Investors Service, Inc., and not less than "A1", if then rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.;

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

     (v) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at not less than "Aa" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.;

     (vi) repurchase agreements having a term not greater than ninety (90) days and fully secured by securities described in the foregoing subsection (i), (ii) or (v) with banks described in the foregoing subsection (iii) or with financial institutions or other corporations having total assets in excess of $500,000,000;

     (vii) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (i) through (vi) and have total assets in excess of $50,000,000;

     (viii) Investments in Mortgage Loans, subject to the following limitations:

     1. no more than twenty percent (20%) of Borrower's Consolidated Total Asset Value may be invested in Mortgage Loans consisting of Construction Loans;

     2. no Mortgage Loans shall be subordinate in rank, time of payments, priority of lien or any other respect to any other indebtedness of the Mortgage Loan Obligors, except for Permitted Subordinate Mortgage Loans;

     3. the aggregate principal balance of all Interim Loans at any time outstanding shall not exceed $3,000,000; and

     4. no Investments may be made in Compound Bonds;

     (ix) Investments in "Unimproved Real Property" (as such term is defined in the Borrower's 2006 Annual Report), provided that in no event shall such Investments exceed in the aggregate five percent (5%) of the Borrower's Consolidated Total Asset Value; and

     (x) commercial mortgage backed securities issued by a Securitization Subsidiary;

     (xi) OREO;

     (xii) First mortgage serial bonds of a church, church school or other nonprofit organization the repayment of which is secured by a first priority lien on or security title to the real property owned by such organization, provided that the aggregate principal amount of such bonds at any time outstanding shall not exceed thirty percent (30%) of Borrower's Consolidated Total Asset Value; and

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

     (xiii) Membership interests or other equity interests in any Permitted Securitization Subsidiary.

     (b) The sum of the Investments described in ss.8.3(a)(viii)(1) and ss.8.3(a)(ix) above shall not exceed twenty percent (20%) of the Borrower's Consolidated Total Asset Value at any time outstanding.

     (c) The Borrower will not create or open any investment or similar accounts to hold any Mortgage Loan Collateral without an account control agreement, in form and substance acceptable to the Agent covering such account.

     8.4 Merger, Consolidation.

     The Borrower will not and will not permit any of its Subsidiaries to, become a party to any merger or consolidation nor dissolution except (a) the merger or consolidation of one or more of the Subsidiaries of the Borrower (other than a Securitization Subsidiary) with and into the Borrower or (b) the merger or consolidation of two or more Subsidiaries of the Borrower (other than a Securitization Subsidiary).

     8.5 Conduct of Business.

     The Borrower will not conduct any of its business operations other than through the Borrower and its Subsidiaries or the Manager; provided that the Borrower shall not acquire, form or otherwise create a Subsidiary (other than a Securitization Subsidiary) without the prior written approval of the Agent.

     8.6 Distributions.

     The Borrower shall not make any Distributions which would cause it to violate any of the following covenants:

     (a) The Borrower will not permit Distributions made by Borrower to exceed one hundred percent (100%) of Borrower's Funds Available for Distribution in any fiscal quarter; provided, however, that the amount distributed for any quarter may be more or less than the Funds Available for Distribution for such quarter, so long as the total amount distributed does not exceed Funds Available for Distribution for the applicable year-to-date;

     (b) The Borrower  shall not make,  or permit any  Subsidiary to make (other than to the Borrower,  or to Borrower's  Subsidiaries  necessary as intermediate distributions prior to making such Distribution to the Borrower), any Distributions directly or indirectly from proceeds of any securitization transaction;

     (c) In the event that an Event of Default shall have occurred and be continuing, the Borrower shall not make any Distributions other than the minimum Distributions required under the Code to maintain the REIT Status of the Borrower, as evidenced by a certification of the principal financial or accounting officer of the Borrower containing calculations in reasonable detail satisfactory in form and substance to Agent; provided, however, that Borrower shall not be entitled to make any Distributions in connection with the repurchase of common or

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

preferred stock of the Borrower at any time a Default or an Event of Default shall have occurred and be continuing; and

     (d) Notwithstanding the foregoing, at any time when an Event of Default shall have occurred and the maturity of the Obligations has been accelerated, the Borrower shall not make any Distributions whatsoever, directly or indirectly.

8.7      Asset Sales.

     Subject to the provisions of ss.5.2, neither the Borrower nor any Subsidiary thereof shall sell, transfer or otherwise dispose of any of its assets unless there shall have been delivered to the Agent a statement that no Default or Event of Default exists immediately prior to such sale, transfer or other disposition or would exist after giving effect to such sale, transfer or other disposition.

8.8      Management.

     There shall not occur, without the prior written consent of the Agent, any change in the identity of the Manager or any termination, amendment, modification or supplementation of the Management Agreement. In no event shall the Management Fee exceed the sum of 1.25% of Average Invested Assets up to $35,000,000, 1.00% of Average Invested Assets between $35,000,000 and $50,000,000, and 0.75% of Average Invested Assets in excess of $50,000,000, nor shall the Manager retain, or be entitled to retain, more than fifty percent (50%) of the origination fees charged to Mortgage Loan Obligors in connection with the Mortgage Loans, or any renewals thereof.

8.9      Debt Certificates.

     Borrower shall not issue any additional Debt Certificates after the Closing Date, other than Debt Certificates solely evidencing the renewal of Debt
Certificates outstanding immediately prior to such renewal, such that the aggregate principal amount of all Debt Certificates at any time outstanding shall not exceed (a) $25,376,000, less (b) the aggregate principal amount of Debt Certificates redeemed, repaid or otherwise retired since the Closing Date and not renewed as permitted herein. Borrower shall not supplement or amend the Indentures, or either of them, without the prior consent of the Agent in each instance. The Agent hereby consents to the Indenture Amendments.

         9. FINANCIAL COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans, it will comply with the following:

     9.1 Borrowing Base.

     (a) The Borrower will not at any time permit the Outstanding Loans as of the date of determination to be greater than the Borrowing Base Availability as determined as of the same date.

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

     (b) Borrower will not, as of the end of any fiscal quarter of Borrower, permit Borrowing Base Adjusted EBITDA for the period covered by the four (4) previous consecutive fiscal quarters (treated as a single accounting period) to be less than 1.60 times the Facility Interest Expense for such period.

     (c) The Borrower will at all times comply with the following limitations regarding the Borrowing Base and the Qualifying Mortgage Loans included in the Borrowing Base, unless the Agent shall have given its prior written approval to the contrary in each instance:

     (i) The book value of any one Qualifying Mortgage Loan shall not exceed $2,000,000;

     (ii) The book value of Qualifying Mortgage Loans made to all Mortgage Loan Obligors affiliated with one religious denomination (as denominated separately in the Handbook of Denominations in the United States, New Tenth Edition, by Frank S. Mead, Revised by Samuel S. Hill, published by Abington Press, Nashville) shall not account for more than thirty percent (30%) of the Borrowing Base; provided, however, that "independent churches" (i.e., those not financially or organizationally owned or controlled by one of the larger denominations) shall not count toward any denomination concentration limit;

     (iii) The aggregate outstanding principal balance of Qualifying Mortgage Loans secured by Mortgage Loan Collateral located in any one (1) State (other than New York and Texas) shall not exceed twenty percent (20%) of the Borrowing Base;

     (iv) The aggregate outstanding principal balance of Qualifying Mortgage Loans secured by Mortgage Loan Collateral located in New York and Texas shall not exceed sixty percent (60%) of the Borrowing Base on a combined basis and forty percent (40%) on an individual State basis;

     (v) The aggregate outstanding principal balance of Qualifying Mortgage Loans secured by Mortgage Loan Collateral located in any one (1) MSA shall not exceed twenty percent (20%) of the Borrowing Base;

     (vi) The weighted average loan to value ratio of all of the Qualifying Mortgage Loans included in the Borrowing Base (based on the most recent Appraised Value of the Mortgage Loan Collateral securing the Qualifying Mortgage Loans) shall not exceed seventy-five percent (75%) (an example of the calculation contained in this ss.9.1(c)(vi) is attached hereto as Schedule 9.1 and by this reference incorporated herein); and

     (vii) No Qualifying Mortgage Loan included in the Borrowing Base shall have a loan to value ratio (based on the most recent Appraised Value of the Mortgage Loan Collateral securing such Qualifying Mortgage Loan) exceeding eighty percent (80%).

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

     9.2 Liabilities to Assets Ratio.

     The Borrower will not at any time permit the ratio of Consolidated Total Liabilities to Consolidated Total Adjusted Tangible Asset Value to exceed 0.70 to 1.

     9.3 Cash Flow Coverage.

     The Borrower will not, as of the end of any fiscal quarter of the Borrower, permit the Borrower's Adjusted EBITDA for the period covered by the four (4) previous consecutive fiscal quarters (treated as a single accounting period) to be less than 1.60 times the Interest Expense of the Borrower for such period.

     9.4 Consolidated Tangible Net Worth.

     The Borrower will not at any time permit its Consolidated Tangible Net Worth to be less than $17,000,000 plus seventy-five percent (75%) of any Net Offering Proceeds received by the Borrower after the date of this Agreement.

     9.5 Non-Performing Assets.

     The Borrower will not at any time permit the aggregate outstanding principal balances of all Non-Performing Assets to exceed an amount equal to twenty percent (20%) of the sum of its Consolidated Tangible Net Worth plus Actual Loan Loss Reserve Balance.

10.  CLOSING CONDITIONS.

     The obligation of the Agent and the Banks to make the Loans to the Borrower is subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

     10.1 Loan Documents.

     The Borrower and its Subsidiaries and the Manager, as applicable, shall have duly executed and delivered to the Agent each of the Loan Documents to which such Person is a party (except that each Bank shall have received a fully executed counterpart of its Note), each of which shall be in full force and effect and shall be in form and substance satisfactory to the Agent.

     10.2 Resolutions.

     All action on the part of the Borrower, any of its Subsidiaries and the Manager, as applicable, necessary for the valid execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Borrower true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, certified by its secretary or assistant secretary as of a recent date to be true and complete.

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     10.3 Incumbency Certificate; Authorized Signers.

     The Agent shall have received incumbency certificates, dated as of the date of this Agreement, signed by a duly authorized officer of the Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party. The Agent shall have also received from the Borrower a certificate, dated as of the date of this Agreement, signed by a duly authorized officer of the Borrower and giving the name and specimen signature of each individual who shall be authorized to make Loan and Conversion Requests and to give notices and to take other action on behalf of the Borrower under the Loan Documents.

     10.4 Opinions of Counsel.

     (a) The Agent shall have received a favorable opinion addressed to the Banks and the Agent and dated as of the date of this Agreement, in form and substance satisfactory to the Banks and the Agent, from counsel of the Borrower, the Manager and AIGI (including, without limitation, such local counsel as the Agent may require) as to such matters as the Agent shall request, including, without limitation, the creation and perfection of the security interests in the Collateral by the Security Documents.

     (b) The Agent shall have received a favorable opinion addressed to the Banks and the Agent and dated as of the date of this Agreement, in form and substance satisfactory to the Agent, from counsel to the Borrower as to such matters relating to the Indenture Amendments as the Agent shall request, including, without limitation, the satisfaction of the applicable requirements under the Indentures for the Indenture Amendments and the due authorization, execution, delivery and enforceability of the Indenture Amendments .

     10.5 Performance; No Default.

     The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

     10.6 Representations and Warranties.

     The representations and warranties made by the Borrower, any of its Subsidiaries or the Manager in the Loan Documents or otherwise made by or on behalf of the Borrower, any of its Subsidiaries or the Manager in connection therewith or after the date thereof shall have been true and correct in all respects when made and shall also be true and correct in all respects on the Closing Date.

10.7     Actions, Proceedings and Documents.

         All actions have been performed and all documents authenticated, filed or both in order to perfect Agent's security interest in and to all Collateral. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory to the Agent and the Agent's Special Counsel in form and substance, and the Agent

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

shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Agent and the Agent's Special Counsel may require.

     10.8 Compliance Certificate.

     A Compliance Certificate and a Borrowing Base Certificate calculated as of the most recent month-end and dated as of the date of this Agreement demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter end for which the Borrower has provided financial statements under ss.6.4 shall have been delivered to the Agent.

     10.9 Mortgage Loan Qualification Documents.

     The Collateral Agent shall have received the Mortgage Loan Collateral Documents for all of the Initial Mortgage Loans and Borrower shall have certified to the Agent and the Banks that the remaining Mortgage Loan Qualification Documents are in Borrower's possession and control.

     10.10 Management Agreement.

     The Agent shall have received a true and correct copy of the Management Agreement in form and substance satisfactory to the Agent and the Subordination of Management Agreement duly executed and delivered by the Manager.

     10.11 Other Documents.

     To the extent requested by the Agent, the Agent shall have received executed copies of all material agreements of any nature whatsoever to which the Borrower or any Subsidiary is a party affecting or relating to the origination, closing or servicing of the Mortgage Loans.

     10.12 Payment of Fees.

     The Borrower shall have paid to the Agent and KeyBank the fees required by ss.4.2 and ss.4.3.

     10.13 UCC Searches.

     Agent's Special Counsel shall have received the results of completed UCC, tax and judgment lien searches for the jurisdictions of incorporation of Borrower certified by a nationally recognized search firm and dated within two
(2) Business Days before the Closing Date (none of which shall indicate filings covering any of the Collateral).

     10.14 Lockbox Account.

     Evidence that each Lockbox Account has been established in accordance with ss.7.15, and that notice has been given to all Mortgage Loan Obligors regarding the making of payments on the Mortgage Loans to the appropriate Lockbox Account, as provided in the Lockbox

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Agreement,  or that provision for such notice to be given  immediately after the
Closing Date has been duly made to the Agent's satisfaction.

     10.15 Indenture Amendments.

     Evidence that the Indenture Amendments have been approved by any requisite consent of the holders of the related Debt Certificates, that the Indenture Amendments have been duly authorized, executed and delivered by all parties thereto and are in effect, and that all Existing Indenture Defaults have been waived in accordance with the applicable terms of the respective Indentures.

     10.16 Other.

     The  Agent  shall  have   reviewed  such  other   documents,   instruments,
certificates, opinions, assurances, consents and approvals as the Agent or the Agent's Special Counsel may have requested.

11.  CONDITIONS TO ALL BORROWINGS.

     The obligations of the Banks to make any Loan, whether on or after the date of this Agreement, shall also be subject to the satisfaction of the following conditions precedent:

     11.1 Prior Conditions Satisfied.

     All conditions set forth in ss.10 shall continue to be satisfied as of the date upon which any Loan is to be made.

     11.2 Representations True; No Default.

     Each of the representations and warranties made by or on behalf of the Borrower or any of its Subsidiaries or the Manager contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default shall have occurred and be continuing. The Agent shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

     11.3 No Legal Impediment.

     There shall be no law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan.

     11.4 Governmental Regulation.

     Each Bank shall have received such statements in substance and form satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

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     11.5 Proceedings and Documents.

     All proceedings in connection with the Loan shall be satisfactory in substance and in form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may request.

     11.6 Borrowing Documents.

     In the case of any request for a Loan, the Agent shall have received the Loan Request required by ss.2.5 in the form of Exhibit B hereto, fully completed.

     11.7 Mortgage Loan Qualification Documents.

     The Collateral Agent shall have received the Mortgage Loan Collateral Documents for each Mortgage Loan and the Borrower shall have certified to the Agent and the Banks that the remaining Mortgage Loan Qualification Documents for each such Mortgage Loan are in Borrower's possession and control. For any Mortgage Loan made after the Closing Date, delivery to Agent of (i) the certification of possession of the Mortgage Loan Qualification Documents on or prior to the tenth (10th) day of each calendar month for all Mortgage Loans closed during the immediately preceding calendar month, and (ii) a copy of the title certificate or "marked" title binder for each such Mortgage Loan within fifteen (15) days after the closing date of such Mortgage Loan, and delivery to the Collateral Agent on or before the tenth (10th) day of each calendar month of the Mortgage Loan Collateral Documents for all Mortgage Loans closed during the immediately preceding calendar month, shall constitute compliance with this Section.

12.  EVENTS OF DEFAULT; ACCELERATION; ETC.

     12.1 Events of Default and Acceleration.

     If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

     (a) the Borrower shall fail to pay any principal of the Loans after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

     (b) the Borrower shall fail to pay any interest on the Loans or any other fees or sums due hereunder or under any of the other Loan Documents when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

     (c) Borrower shall fail to comply with any covenant contained in ss.7.18, ss.8 or ss.9 hereof;

     (d) the Borrower or any of its Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified above in this ss.12.1);

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     (e) any  representation or warranty made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement or any other Loan Document, or in any report, certificate, financial statement, request for a Loan, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan or any of the other Loan Documents shall prove to have been false or misleading in any respect upon the date when made or deemed to have been made or repeated;

     (f) (i) the Borrower or any of its Subsidiaries shall (A) fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness (other than the Obligations), or
(B) fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness for such period of time, as in the case of either clause (i)(A) or (i)(B) would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity of, or otherwise seek immediate repayment in full of, Indebtedness exceeding $1,000,000, or (ii) an "event of default" shall occur and be continuing under either or both of the Indentures;

     (g) the Borrower or any of its Subsidiaries, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any such Person or of any substantial part of the assets of any thereof, (ii) shall commence any case or other proceeding relating to any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;

     (h) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrower or any of its Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and any such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within ninety (90) days following the filing or commencement thereof;

     (i) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any of the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

     (j) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against any of the Borrower or any of its Subsidiaries that, undischarged, either alone or in the aggregate with other outstanding final judgments, exceeds $200,000;

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

     (k) any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

     (l) any suit or proceeding shall be filed against the Borrower or any of its Subsidiaries or any of the Collateral which in the good faith business judgment of the Requisite Banks after giving consideration to the likelihood of success of such suit or proceeding and the availability of insurance to cover any judgment with respect thereto and based on the information available to them if adversely determined, would have a materially adverse effect on the ability of the Borrower or any of its Subsidiaries to perform each and every one of its obligations under and by virtue of the Loan Documents and such suit or proceeding is not dismissed within one hundred twenty (120) days following the filing or commencement thereof;

     (m) the Borrower or the Manager, shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of such Person, including the Collateral;

     (n) without the prior written consent of all of the Banks, a Change of Control shall occur;

     (o) any Event of Default, as defined in any of the other Loan Documents, shall occur (it being understood that, for avoidance of doubt, the mere occurrence of a default or event of default under any Mortgage Loan Document, in and of itself, does not constitute an Event of Default hereunder, except if and to the extent such default or event of default results in a violation of the covenants contained in ss.8 or ss.9 hereof, or any of them); or

     (p) any amendment to or termination of a financing statement naming the Borrower as debtor and the Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by, or caused by, or at the instance of the Borrower or by, or caused by, or at the instance of any principal, member, general partner or officer of the Borrower (collectively, "Borrower Party") without the prior written consent of the Agent; or any amendment to or termination of a financing statement naming the Borrower as debtor and the Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than a Borrower Party or the Agent or the Agent's Special Counsel without the prior written consent of the Agent and the Borrower fails to use its best efforts to cause the effect of such filing to be completely nullified to the satisfaction of the Agent within thirty (30) days after notice to the Borrower thereof;

     then, and in any such event, the Agent may, and upon the request of the Requisite Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in ss.12.l(g), ss.12.1(h) or ss.12.1(i), all such amounts shall become immediately due and payable automatically without any requirement of notice from any of the Banks or the Agent.

     12.2 Limitation of Cure Periods.

     (a) Notwithstanding anything contained in ss.12.1 to the contrary, (i) no Event of Default shall exist hereunder upon the occurrence of any failure described in ss.12.1(b) in the event that Borrower cures such Default within five (5) Business Days from the date the same shall be due and payable, provided, however, that Borrower shall not be entitled to receive more than two
(2) cure periods in the aggregate pursuant to this clause (i) in any period of 365 days ending on the date of any such occurrence of Default, and provided further that no such cure period shall apply to any payments due upon the maturity of any of the Notes, and (ii) no Event of Default shall exist hereunder upon the occurrence of any failure described in ss.12.1(d) in the event that Borrower cures such Default within thirty (30) days following the earlier of (A) its receipt of written notice of such Default or (B) any officer of the Borrower obtaining actual knowledge of the existence of such Default. The provisions of clause (ii) shall not pertain to Defaults excluded from any provision of cure of Defaults contained in any other of the Loan Documents.

     (b) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, any reference in this Agreement or any other Loan Document to "the continuance of a default" or "the continuance of an Event of Default" or any similar phrase shall not create or be deemed to create any right on the part of Borrower or any other party to cure any Default following the expiration of any applicable grace or notice and cure period.

     12.3 Termination of Commitments.

     If any one or more Events of Default specified in ss.12.1(g), ss.12.1(h) or ss.12.1(i) shall occur, then immediately and without any action on the part of the Agent or any Bank any unused portion of the credit hereunder shall terminate and the Banks shall be relieved of all obligations to make Loans to the Borrower. If any other Event of Default shall have occurred, the Agent, upon the election of the Requisite Banks, shall by notice to the Borrower terminate the obligation to make Loans to the Borrower. No termination under this ss.12.3 shall relieve the Borrower of its obligations to the Banks arising under this Agreement or the other Loan Documents.

     12.4 Remedies.

     In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.12.1, the Agent on behalf of the Banks shall, with the consent and at the direction of the Requisite Banks but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including to the full extent permitted by applicable law the

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obtaining of the ex parte  appointment of a receiver,  and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorneys' fees.

     12.5 Distribution of Collateral Proceeds.

     In the event that, following the occurrence or during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

     (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent for or in respect of all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent to protect or preserve the Collateral or in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

     (b) Second, to all other Obligations in such order or preference as the Requisite Banks shall determine; provided, however, that (i) distributions in respect of such Obligations shall be made pari passu among Obligations with respect to the Agent's fee payable pursuant to ss.4.3 and all other Obligations,
(ii) in the event that any Bank shall have wrongfully failed or refused to make an advance under ss.2.6 and such failure or refusal shall be continuing, advances made by other Banks during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), (iii) payment of Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata, and (iv) amounts received or realized from the Borrower shall be applied against the Obligations of the Borrower; and provided, further that the Requisite Banks may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

     (c) Third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

13.  SETOFF.

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or

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due from any of the Banks to the Borrower or any Guarantor and any securities or other property of the Borrower or any Guarantor in the possession of such Bank may be applied to or set off against the payment of Obligations of such Person and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Person to such Bank. Each of the Banks agrees with each other Bank that if such Bank shall receive from the Borrower or any Guarantor, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

14.  THE AGENT AND THE BANKS.

     14.1 Authorization.

     Each of the Banks hereby irrevocably appoints KeyBank to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank or to create a fiduciary relationship. The Agent shall act as the contractual representative of Banks hereunder, and notwithstanding the use of the term "Agent", it is understood and agreed that the Agent shall not have any fiduciary duties or responsibilities to any Bank by reason of this Agreement or any other Loan Document and is acting as an independent contractor, the duties and responsibilities of which are limited to those expressly set forth in this Agreement and the other Loan Documents. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Banks pursuant to this Agreement and the other Loan Documents.

     14.2 Employees and Agents.

     The Agent may exercise its rights and powers and execute any and all of its duties hereunder or under any other Loan Document by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent and any such agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this ss. shall apply to any such agent and to the Related Parties of the Agent and any such agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as

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activities  as the Agent.  The Agent may utilize the services of such Persons as the Agent may determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     14.3 No Liability.

     Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to any of the Banks for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence as determine by a court of competent jurisdiction after the exhaustion of all applicable appeal periods. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Bank, the Agent may presume that such condition is satisfactory to such Bank unless the Agent shall have received notice to the contrary from such Bank prior to the making of such Loan. The Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     14.4 No Representations.

     The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent:

     (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

     (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Requisite Banks (or such other number or percentage of Banks as shall be expressly provided for herein or in the other Loan Documents), provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its Special Counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and

     (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any

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

information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

     The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Requisite Banks (or such other number or percentage of the Banks as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in ss.27 and ss.12.4) or (ii) in the absence of its own gross negligence or willful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent by the Borrower or any Bank.

     The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein, or any agreement, instrument or certificate delivered in connection therewith or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any other of the Loan Documents.

     The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in ss.10 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial condition of the Borrower or any of its Subsidiaries or the value of the Collateral or any of the assets of the Borrower or its Subsidiaries.

     Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank or any of their Related Parties, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank or any of their Related Parties, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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     14.5 Payments.

     (a) A payment by the Borrower to the Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank not later than one (1) Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents; provided, however, if Agent receives a Borrower payment prior to 1:00 pm on a Business Day, Agent shall disburse Bank's pro rata share of such payment on the same Business Day as received.

     (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

     (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of ss.13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans in accordance with the terms of this Agreement. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks or as a result of other payments by the Delinquent Banks to the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     14.6 Holders of Notes.

     Subject to the terms of ss.18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

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

     14.7 Indemnity.

     The Banks ratably hereby agree to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     14.8 Agent as Bank.

     In its capacity as a Bank, KeyBank shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent and the term "Bank" or "Banks" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to Banks.

     14.9 Resignation.

     The Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Requisite Banks shall have the right, in consultation with the Borrower, to appoint a successor Agent any Bank or any bank whose senior debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's Rating Group Inc. and which has a net worth of not less than $500,000,000. Unless a Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Requisite Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, meeting the qualifications set forth above provided that if the Agent shall notify the Borrower and the Banks that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Agent on behalf of the Banks under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Bank directly, until such time as the Requisite Banks appoint a successor Agent as provided for above in this paragraph. Upon the acceptance of a successor's appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and

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

obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent's resignation hereunder and under the other Loan Documents, the provisions of this Agreement and this ss. shall continue in effect for the benefit of such retiring Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

     14.10 Duties in the Case of Enforcement.

     In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Requisite Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Requisite Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. Notwithstanding the foregoing, the Agent shall not be required to obtain the consent of the Banks to its taking any action with respect to the Loans if immediate action is required to be taken in the best interest of the Banks to preserve or protect the Collateral or the continued perfection or priority of the Agent's security title and lien on the Collateral or the continued enforceability of the Loan Documents; provided however, that the Agent shall endeavor to notify the Banks of any such actions as soon as practicable.

     14.11 Intentionally Omitted.

     14.12 Withholding Tax.

     (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

     (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1098 W8-BEN or Form 1098 W8-ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

     (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two (2) properly completed and executed

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

          copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9;

     (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax; and

     (iv) in the case of any Bank claiming exemption from U.S. Withholding Tax under Section 871(b) or 881(c) of the Code, with respect to payments of "Portfolio Interest", a Form W-8, or any subsequent versions thereof or successors thereto and if the Bank delivers a Form W-8, a certificate representing that such Bank is not a bank for purposes of
          Section 881(c) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(b) of the Code) of Borrower, and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code).

     Each such certificate and form shall be properly completed and duly executed by such Bank claiming complete exemption from a reduced rate of U.S. Withholding Tax on payments by Borrower under this Agreement and other Loan Documents. Each Bank agrees to promptly notify Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1098 W8-BEN or Form 1098 W8-ECI and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1098 W8-BEN or Form 1098 W8-ECI as no longer valid.

     (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

     (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by ss.14.12(a) above are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

     (e) If the IRS or any other governmental authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly

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

executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this ss.14.12, together with all costs and expenses (including reasonable attorney's fees and legal expenses). The obligation of the Banks under this ss.14.12 shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     (f) The indemnity provision of ss.14.12(e) above may be suspended or waived by the Agent with respect to any Bank at its sole election ("Non-Indemnitor Bank"). In addition to any other rights of offset contained in this Agreement or under any applicable law, or so long as a Non-Indemnitor Bank is a Bank, in the event that any amounts would otherwise be covered by an indemnity under ss.14.12(e) of this Agreement from a Non-Indemnitor Bank, such as U.S. Withholding Tax due and payable and any penalties or interest with respect thereto and fees and expenses of collection, then in such event, the Agent shall be authorized to offset any such amounts against the amounts payable to a Non-Indemnitor Bank hereunder until otherwise indemnified amounts are fully paid. The right of offset contained herein shall be in addition to and shall not limit or otherwise waive or diminish any right or remedy that the Agent may have against a Non-Indemnitor Bank under any applicable law.

     14.13 Bankruptcy.

     In the event a bankruptcy or other insolvency proceeding is commenced by or against the Borrower, the Agent shall have the sole and exclusive right and duty to file and pursue a joint proof of claim on behalf of all Banks. Each Bank irrevocably waives its right to file or pursue a separate proof of claim in any such proceedings.

     14.14 Notice of Event of Default.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent has received notice from a Bank or a Borrower referring to the Loan Documents and describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default".

     15. EXPENSES.

     The Borrower agrees to pay (a) the costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's gross or net income, except that the Agent and the Banks shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which Collateral is located, such indemnification to be limited to taxes due solely on account of the granting of Collateral under the Security Documents and to be net of any credit allowed to the indemnified

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

party from any other State on account of the payment or incurrence of such tax by such indemnified party), including any recording, mortgage, documentary or intangibles taxes in connection with the Collateral Assignment and other Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any such taxes payable by the Agent or any of the Banks after the Closing Date (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) all title insurance premiums, appraisal fees, engineer's fees, internal charges of the Agent (determined in good faith and in accordance with the Agent's internal policies applicable generally to its customers) for commercial finance exams and engineering and environmental reviews and the fees, expenses and disbursements of the Agent Special Counsel and any local counsel to the Agent actually incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation or interpretation of the Loan Documents and other instruments mentioned herein, and the making of each advance hereunder, (e) all out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Bank or the Agent) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Bank's relationship with the Borrower, and (f) all fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or document recordings. The covenants of this ss.15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

16.  INDEMNIFICATION.

     The Borrower agrees to indemnify and hold harmless the Agent, the Banks and the Arranger and each director, officer, employee, agent and Person who controls the Agent or any Bank from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any leasing fees and any brokerage, finders or similar fees asserted against any Person indemnified under this ss.16 based upon any agreement, arrangement or action made or taken, or alleged to have been made or taken, by the Borrower or any of its Subsidiaries, (b) any condition of the Collateral, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans, (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any of the Borrower or any of its Subsidiaries comprised in the Collateral, (e) the Borrower entering into or performing this Agreement or any of the other Loan Documents, or (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Collateral, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel actually incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Borrower shall not be obligated under this ss.16 to indemnify any Person for liabilities arising

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

from such Person's own gross negligence or willful misconduct. If, and to the extent that the obligations of the Borrower under this ss.16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.16 shall survive the repayment of the Loans and the termination of the obligations of the Banks hereunder.

17.  SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or thereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person hereunder.

18.  ASSIGNMENT AND PARTICIPATION.

     18.1 Conditions to Assignment by Banks.

     Except as provided herein, each Bank may assign to any Eligible Assignee all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it); provided that (a) the Agent shall have given its prior written consent to such assignment (provided that such consent shall not be required for any assignment to another Bank, to a bank which is under common control with the assigning Bank or to a wholly-owned Subsidiary of such Bank provided that such assignee shall remain a wholly-owned Subsidiary of such Bank), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), a notice of such assignment in the form reasonably required by Agent, together with any Notes subject to such assignment (in the event that any of the original Notes have been lost or destroyed, a lost-note affidavit shall be delivered in place of such lost or destroyed Notes), (d) such assignee shall acquire an interest in the Loans of not less than $2,000,000, (e) the assignor shall assign its entire interest in the Loans or retain an interest in the Loans of not less than $2,000,000, and (f) the assignee and assignor shall execute and deliver to Agent an Assignment and Acceptance Agreement in the form of Exhibit E attached hereto and made a part hereof. Upon such execution, delivery, acceptance and recording, of such notice of assignment, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Banks and, to the extent provided in such assignment, have the rights and

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obligations  of a Bank  hereunder,  and (ii) the  assigning  Bank shall,  to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.18.2, be released from its obligations under this Agreement. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Bank as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower. Upon any such assignment, the Agent may unilaterally amend Schedule 1 to reflect any such assignment.

     18.2 Register.

     The Agent shall maintain a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

     18.3 New Notes.

     Upon its receipt of an assignment executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall
(a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning
Bank). Within five (5) Business Days after receipt of such notice, the Borrower shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such assignment and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

     18.4 Participations.

     Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower,
(b) such participation shall not entitle such participant to any rights or privileges under this Agreement or any Loan Documents, including without limitation, the right to approve waivers, amendments or modifications, (c) such participant shall have no direct rights against the Borrower except the rights granted to the Banks pursuant to ss.13, (d) such sale is effected in accordance with all applicable laws, and (e) such participant shall not be a Person controlling, controlled by or under common control with, or

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

which is not otherwise free from influence or control by the Borrower. Any Bank which sells a participation shall promptly notify the Agent of such sale and the identity of the purchaser of such interest.

     18.5 Pledge by Bank.

     Any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 or, with Agent's prior written approval, to another Person. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     18.6 No Assignment by Borrower.

     The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     18.7 Cooperation; Disclosure.

     At no cost or expense to the Borrower, the Borrower agrees to promptly cooperate with any Bank in connection with any proposed assignment or participation of all or any portion of its Commitment. The Borrower agrees that, in addition to disclosures made in accordance with standard lending practices, any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Notwithstanding anything herein to the contrary, the Agent and each Bank may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or any Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby.

     18.8 Amendments to Loan Documents.

     Upon any such assignment or participation, the Borrower shall, upon the request of the Agent, enter into such documents as may be required by the Agent to modify the Loan Documents to reflect such assignment or participation.

     18.9 Co-Agents.

     The Arranger shall not have any additional rights or obligations under the Loan Documents, except for those rights and obligations, if any, as a Bank.

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

     18.10 Treatment of Certain Information; Confidentiality.

     Each of Agent and Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or, with Borrower's consent, any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent, any Bank, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

     For purposes of this Section, "Information" means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of its businesses, other than any such information that is available to the Agent or any Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries, provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     19. NOTICES.

     Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this ss.19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telecopy or telefax, and addressed as follows:

     If to Agent or any Bank, at the address set forth on the signature page for Agent or such Bank, with a copy to Agent's Special Counsel:

         Powell Goldstein LLP
         One Atlantic Center, Fourteenth Floor
         1201 W. Peachtree Street, NW
         Atlanta, Georgia  30309-3488
         Attention:  Julian D. Nealy
         Facsimile: (404) 572-6999

         If to the Borrower:

         American Church Mortgage Company
         10237 Yellow Circle Drive
         Minnetonka, Minnesota 55343
         Attn:  Philip J. Myers, President
         Facsimile: (952) 945-9433

         With a copy to:

         Winthrop & Weinstine, P.A.
         Suite 3500
         225 South Sixth Street
         Minneapolis, Minnesota  55402-4629
         Attention:  Philip T. Colton, Esq.
         Facsimile:  (612) 604-6929

to each other Bank a party hereto at the address for such party set forth on the signature page for such Bank, and to each other Bank which may hereafter become a party to this Agreement at such address as may be designated by such Bank. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier, upon being deposited in the United States Mail or upon being faxed as aforesaid, except that no Notice to the Agent shall be effective unless and until actually received by the Agent. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Bank or the Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

20.  RELATIONSHIP.

     Neither the Agent nor any Bank has any fiduciary relationship with or fiduciary duty to the Borrower or it Subsidiaries arising out of or in connection with this Agreement or the other

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Loan Documents or the transactions  contemplated  hereunder and thereunder,  and the relationship between each Bank and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower. In addition, the Borrower agrees that notwithstanding any other relationship that KeyBank or any affiliate thereof may have with the Borrower, in any proceeding relating to
Borrower  under  any  bankruptcy,   reorganization,   arrangement,   insolvency,
readjustment of debt, dissolution, liquidation or similar proceeding, the Borrower will not challenge the Banks' right to receive payment of the Obligations as a creditor of the Borrower on the grounds of the equitable subordination principles contained in ss.510 of the United States Bankruptcy Code (11 U.S.C. ss.101 et seq.), as from time to time amended, or any similar provision under any applicable law. The covenants contained in this ss.20 are a material consideration and inducement to the Banks to enter into the Agreement.

21.  GOVERNING LAW: CONSENT TO JURISDICTION AND SERVICE.

THIS AGREEMENT  AND  EACH  OF THE  OTHER  LOAN  DOCUMENTS  EXCEPT  AS  OTHERWISE
     SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF GEORGIA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.19. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

22.  HEADINGS.

The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

23.  COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION.

     (a) Counterparts; Integration; Effectiveness. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Agent, constitute the entire contract among the parties relating to

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

the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in ss.10, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     (b) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

     (c) Electronic Communication. Notices and other communications to the Agent and the Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Bank pursuant to Article 4 if such Bank has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

24.  ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.27.

25.  WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

     EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS

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

AGREEMENT,  ANY  NOTE  OR  ANY  OF THE  OTHER  LOAN  DOCUMENTS,  ANY  RIGHTS  OR
OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS ss.25. THE BORROWER ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS ss.25 WITH ITS LEGAL COUNSEL AND THAT THE BORROWER AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

26.  DEALINGS WITH THE BORROWER.

     The Banks and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower and its Subsidiaries or any of their Affiliates regardless of the capacity of the Bank hereunder.

27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

     (a) Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Banks; provided, however, that the consent of the Requisite Banks shall be required to modify or amend or waive the performance or observance by the Borrower of any of the provisions of ss.ss.8.1, 8.3, 8.4 or
Article 9. Notwithstanding the foregoing, none of the following may occur without the written consent of each Bank: (i) a decrease in the rate of interest on the Notes; (ii) a change in the term of the Notes; (iii) an increase in the amount of the Commitments of the Banks except pursuant to ss.18.1; (iv) a change in the manner of determining the Borrowing Base; (v) a change in the definition of Qualifying Mortgage Loans or the manner of determining same; (vi) a forgiveness, reduction or waiver of the principal of any unpaid Loan or any interest thereon; (vii) the postponement of any date fixed for any payment of principal of or interest on the Loans; (viii) a decrease of the amount of any fee (other than late fees) payable to a Bank hereunder; (ix) the release of the Borrower or any Collateral except as otherwise provided herein; (x) a change in the manner of distribution of any payments to the Banks or the Agent; (xi) an amendment of the definition of Requisite Banks or Requisite Banks or of any requirement for consent by all of the Banks; (xii) a Change in Control; (xiii) an increase in the Total Commitment; or an amendment of this ss.27. The amount of the Agent's fee payable for the Agent's account and the provisions of ss.14 may not be amended without the written consent of the Agent. The Borrower agrees to enter into such modifications or amendments of this Agreement or the other Loan Documents as may be requested by KeyBank or the Agent in connection with the syndication of the Loan, provided that no such amendment or modification materially affects or increases any of the obligations of the Borrower hereunder. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     (b) If written consent is required for some action under this ss.27 or otherwise under this Agreement, each Bank agrees to give Agent or the other Banks, within fifteen (15) Business Days of receipt of the request for action together with all reasonably requested information related thereto (or such lesser period of time required by the terms of the Loan Documents), notice in writing of its approval or disapproval (collectively "Directions") in respect of any action requested or proposed in writing pursuant to the terms hereof. Each Bank shall be entitled to assume that any officer of the other Banks delivering any notice, consent, certificate or other writing is authorized to give such notice, consent, certificate or other writing unless such Bank has otherwise been notified.

     (c) If written consent is required for the requested action, any Bank that fails to respond to a request for Directions within the required time period shall be deemed to be a "Non-Consenting Bank". Within thirty (30) days after the date for delivery of the consent to the Direction, the Agent, by written notice to the Non-Consenting Bank, shall have the right to elect to purchase such Non-Consenting Bank's Commitment. The purchase price for such Commitment shall be an amount equal to any and all amounts outstanding and owned by the Borrower to such Non-Consenting Bank including principal, accrued interest and any fees. Upon payment of the purchase price, the Non-Consenting Bank's interest in the Obligations and under this Agreement shall terminate and the Non-Consenting Bank shall deliver to the Agent such documents as are reasonably necessary to effect the transfer of its Commitment to the Agent.

28.  SEVERABILITY.

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

29.  TIME OF THE ESSENCE.

     Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

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

30.  NO UNWRITTEN AGREEMENTS.

     THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES. ANY ADDITIONAL TERMS OF THE AGREEMENT BETWEEN THE PARTIES ARE SET FORTH BELOW.

31.  REPLACEMENT OF NOTES.

     Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, the Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

32.  RIGHTS OF THIRD PARTIES.

     This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Borrower, the Banks and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. All conditions to the performance of the obligations of the Agent and the Banks under this Agreement, including the obligation to make Loans, are imposed solely and exclusively for the benefit of the Agent and the Banks and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Agent and the Banks will refuse to make Loans in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Agent and the Banks at any time if in their sole discretion they deem it desirable to do so.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                               BORROWER:
                                               AMERICAN CHURCH MORTGAGE
                                               COMPANY, a Minnesota corporation


                                                 By: /s/ Philip J. Myers
                                                 ----------------------------
                                                         Philip J. Myers
                                                          President








                    [Signatures Continued on Following Page]

                                                KEYBANK NATIONAL ASSOCIATION,
                                                as a Bank and as the Agent


                                                By: /s/ Tayven R. Hike
                                                        ---------------------
                                                         Tayven R. Hike
                                                         Vice President

                                    EXHIBIT A

                                  FORM OF NOTE

$_________________                                             __________, 20__



     FOR VALUE RECEIVED, the undersigned AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation (the "Borrower"), hereby promises to pay to
______________________________________________________________(the  "Payee")  or
order, in accordance with the terms of that certain Revolving Credit Agreement dated as of July 26, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, KeyBank National Association ("KeyBank"), for itself and as the Agent, and such other Banks as may be from time to time named therein, to the extent not sooner paid, on or before the Maturity Date, the principal sum of _______________________________________ and ____/100 Dollars ($______________),
or such amount as may be advanced by the Payee under the Credit Agreement, with daily interest from the date hereof computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges, at the rates provided in the Credit Agreement (this "Note"). Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     Payments hereunder shall be made to KeyBank, as the Agent for the Payee, at 127 Public Square, Cleveland, Ohio 44114, or at such other address as the Agent may designate from time to time.

     This Note is one of one or more Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

     Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Borrower and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Borrower and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Borrower, such excess shall be refunded to the undersigned Borrower. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Borrower (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Borrower and the Banks and the Agent.

     In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement. In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note shall be governed by and construed in accordance with the laws of the State of Georgia (without giving effect to the conflict of laws rules of any jurisdiction). Time is of the essence of this Note.

     The undersigned maker and all guarantors and endorsers, hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness  evidenced  hereby,  notice  of  acceleration  of the  indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

     IN WITNESS WHEREOF the undersigned has by its duly authorized officer, executed this Note under seal as of the day and year first above written.


                                    AMERICAN CHURCH MORTGAGE
                                    COMPANY, a Minnesota corporation


                                   By:_______________________________
                                     Name:  _________________________
                                     Title: _________________________

                                        [CORPORATE SEAL]

                                    EXHIBIT B

                            FORM OF REQUEST FOR LOAN

KeyBank National Association, as Agent
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia  30328
Attn:  Tayven Hike

Ladies and Gentlemen:

     Pursuant to the provisions of ss.2.5 of the Revolving Credit Agreement dated as of July 26, 2007, (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among American Church Mortgage Company (the "Borrower"), KeyBank National Association, for itself and as the Agent, and the other Banks from time to time party thereto, the undersigned Borrower hereby requests and certifies as follows:

     1. Loan. The undersigned Borrower hereby requests a Loan under ss.2.1 of the Credit Agreement:

                  Principal Amount: $
                                     -------------------------

                  Type (LIBOR, Base Rate):
                                           -------------------

                  Drawdown Date__________, 20__

                  Interest Period:
                                   ---------------------------

by credit to the general account of the undersigned Borrower with the Agent at the Agent's Head Office.

2. Use of Proceeds. Such Loan shall be used for the following purposes permitted by ss.7.10 of the Credit Agreement:

                  [Describe]

3. No Default. The undersigned chief financial or chief accounting officer of the Borrower certifies that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby.

4. Representations True. Each of the representations and warranties made by or on behalf of the Borrower and its Subsidiaries contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and shall also be true at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date (except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

5. Other Conditions. All other conditions to the making of the Loan requested hereby set forth in ss.11 of the Credit Agreement have been satisfied.

6. Drawdown Date. Except to the extent, if any, specified by notice actually received by the Agent prior to the Drawdown Date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrower on and as of such Drawdown Date.

7. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

     IN WITNESS WHEREOF, we have hereunto set our hands this ___ day of _____________, 20__.


                                         AMERICAN CHURCH MORTGAGE
                                         COMPANY, a Minnesota corporation

                                      By:_________________________________
                                         Name:  __________________________
                                         Title: __________________________

                                                [CORPORATE SEAL]

                                    EXHIBIT C

                                     FORM OF
                             COMPLIANCE CERTIFICATE



KeyBank National Association, as Agent
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia  30328
Attn:  Tayven Hike

Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement dated as of July 26, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among American Church Mortgage Company (the "Borrower"), KeyBank National Association, for itself and as the Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to the Credit Agreement, the Borrower is furnishing to you herewith (or has most recently furnished to you) the financial statements of the Borrower and its Subsidiaries for the fiscal period ended _____________________ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of the Borrower and the Subsidiaries covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

     This certificate is submitted in compliance with requirements of ss.7.4(e) or ss.10.8 of the Credit Agreement. If this certificate is provided under a provision other than ss.7.4(e), the calculations set forth on Appendix A attached hereto and made a part hereof are made using the financial statements of the Borrower and its Subsidiaries as of the Balance Sheet Date adjusted in the best good-faith estimate of the Borrower to give effect to the making of a Loan, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the Borrower's estimate of its effects are set forth in reasonable detail in Appendix A attached hereto and by this reference made a part hereof. The undersigned officer is the chief financial or chief accounting officer of the Borrower.

     The undersigned officer has caused the provisions of the Loan Documents to be reviewed and has no knowledge of any Default or Event of Default. [Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower with respect thereto.]

     The  Borrower  is  providing  the  attached   information   to  demonstrate
compliance as of the date hereof with the covenants described in Appendix A hereto.

     IN WITNESS WHEREOF, we have hereunto set our hand this ____ day of _____________, 20_.


                                  AMERICAN CHURCH MORTGAGE
                                  COMPANY, a Minnesota corporation


                                  By: ______________________________
                                      Name:_________________________
                                     Title:_________________________

                                               [CORPORATE SEAL]

                                   APPENDIX A
                                       to
                             COMPLIANCE CERTIFICATE

                                    EXHIBIT D


                       FORM OF BORROWING BASE CERTIFICATE


     The undersigned, being the [ ] of AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation (the "Borrower"), hereby certifies, pursuant to ss.7.4(f) of the Revolving Credit Agreement dated as of July 26, 2007, (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrower, the Banks (as defined in the Credit Agreement), and KeyBank National Association, as the Agent (as defined in the Credit Agreement):

     1. Attached hereto as Schedule 1, and incorporated herein by reference, are calculations performed by the Borrower or under the Borrower's supervision demonstrating that the Borrower is in compliance with the Borrowing Base at and as of the end of the (month/quarter) ending _________ __, 20__. The calculations set forth on Schedule 1 are true, complete and correct.

     2. The Borrower is in compliance with the Borrowing Base requirements under
Section 9.1 at and as of the end of the (month/quarter) ending _________ __, 20__.

     3. The information in this Borrowing Base Certificate complies with the representations and warranties in the Credit Agreement in every respect.

     Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.


     IN WITNESS WHEREOF, the undersigned has signed this Borrowing Base Certificate as of the ________ day of ______________, 20__.

                                           AMERICAN CHURCH MORTGAGE
                                           COMPANY, a Minnesota corporation


                                            By:_____________________________
                                               Name:_________________________
                                               Title:________________________

                                   SCHEDULE 1

    Calculations Demonstrating Borrowers' Compliance with the Borrowing Base

                                    EXHIBIT E


                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

                            ASSIGNMENT AND ACCEPTANCE

     This Assignment and Acceptance (the "Assignment and Acceptance") is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each] Assignee identified in item 2 below ([the][each, an] "Assignee"). It is understood and agreed that the rights and obligations of the Assignors and the Assignees hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified in items below (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

     For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Bank][their respective capacities as Banks] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Bank)][the respective Assignors (in their respective capacities as Banks)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] "Assigned Interest"). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.       Assignor[s]:               ________________________________

                                    ________________________________

2.       Assignee[s]:               ______________________________

                                    ______________________________
         [for each Assignee, indicate [Affiliate] of [identify Bank]

3.   Borrower: American Church Mortgage Company

4.   Agent:  KeyBank  National  Association,  as  the  agent  under  the  Credit
     Agreement

5. Credit Agreement: That certain $15,000,000 Revolving Credit Agreement dated as of July 26, 2007 among American Church Mortgage Company, as borrower, the Banks parties thereto, and KeyBank National Association, as the Agent.

6.                                  Assigned Interest[s]:

----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------
Assignor[s]        Assignee[s]     Facility        Aggregate          Amount of          Percentage        CUSIP
                                     Assigned        Amount of         Commitment/         Assigned of       Number
                                                    Commitment/       Loans Assigned       Commitment/
                                                    Loans for all                             Loans
                                                      Banks
----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------
----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------

                                                 $                  $
                                                                                                 %

----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------
----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------

                                                 $                  $
                                                                                                 %

----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------
----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------

                                                 $                  $
                                                                                                 %

----------------- ---------------- ------------- ------------------ ------------------- ----------------- ------------

[7.      Trade Date:                ______________]

                            [Signature page follows]

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

                                                     ASSIGNOR[S] [NAME
                                                     OF ASSIGNOR]


                                                 By:___________________________
                                                      Title:

                                                   [NAME OF ASSIGNOR]


                                                  By:___________________________
                                                      Title:

                                                    ASSIGNEE[S] [NAME
                                                    OF ASSIGNEE]


                                                  By:___________________________
                                                      Title:


                                                   [NAME OF ASSIGNEE]


                                                  By:___________________________
                                                      Title:

[Consented to and] Accepted:

KeyBank National Association, a
   national banking association, as
  Agent

By:__________________________________

Name:________________________________

Title:_______________________________

                                     ANNEX 1


                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ACCEPTANCE

     1. Representations and Warranties.

     1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest,
(ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

     1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it meets all the requirements to be an assignee under ss. 18 of the Credit Agreement (subject to such consents, if any, as may be required under ss. 27 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to ss. 7.4 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and
(vii) if it is a foreign lender (as contemplated by ss. 14.12 of the Credit Agreement), attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, [the][any] Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

     2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

     3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of Georgia, without regard to the conflict of laws principles thereof.

                                   SCHEDULE 1

                              Banks and Commitments


                                 Commitment                      Commitment
                                                                  Percentage

Key Bank National Association  $ 15,000,000                        100%
1200 Abernathy Road, NE
Suite 1550
Atlanta, Georgia  30328
Attn:  Tayven Hike
Facsimile:  770-510-2195

                                  SCHEDULE 1.1

                             Excluded Mortgage Loans



                              See Attached Schedule

                                  SCHEDULE 1.2

                             Initial Mortgage Loans





                              See Attached Schedule

                                  SCHEDULE 1.3

                     OREO and Non-Performing Mortgage Loans







                              See Attached Schedule

                                  SCHEDULE 1.4

                              Initial Interim Loan





                              See Attached Schedule

                                  SCHEDULE 6.14

                             Affiliate Transactions






                                      None

                                  SCHEDULE 6.17

                          Subsidiaries of the Borrower






                                      None


                                TABLE OF CONTENTS

                                                                                                               Page

1.       DEFINITIONS AND RULES OF INTERPRETATION.................................................................1

         1.1      Definitions....................................................................................1

         1.2      Rules of Interpretation.......................................................................24

         1.3      Pro Forma Calculations........................................................................25

2.       THE REVOLVING CREDIT FACILITY..........................................................................25

         2.1      Commitment to Lend............................................................................25

         2.2      Unused Facility Fee...........................................................................25

         2.3      Notes.........................................................................................26

         2.4      Interest on Loans.............................................................................26

         2.5      Requests for Loans............................................................................27

         2.6      Funds for Loans...............................................................................28

3.       REPAYMENT OF THE LOANS.................................................................................30

         3.1      Stated Maturity...............................................................................30

         3.2      Mandatory Prepayments.........................................................................30

         3.3      Optional Prepayments..........................................................................30

         3.4      Partial Prepayments...........................................................................31

4.       CERTAIN GENERAL PROVISIONS.............................................................................31

         4.1      Conversion Options............................................................................31

         4.2      Syndication, Underwriting and Accordion Fees..................................................32

         4.3      Agent's Fee...................................................................................32

         4.4      Funds for Payments............................................................................32

         4.5      Computations..................................................................................33

         4.6      Inability to Determine LIBOR Rate.............................................................33

         4.7      Illegality....................................................................................33

         4.8      Additional Interest...........................................................................34

         4.9      Additional Costs, Etc.........................................................................34

         4.10     Capital Adequacy..............................................................................35

         4.11     Indemnity of Borrower.........................................................................36

         4.12     Interest on Overdue Amounts; Late Charge......................................................36

                                      -i-

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         4.13     Certificate...................................................................................36

         4.14     Limitation on Interest........................................................................36

5.       COLLATERAL SECURITY....................................................................................37

         5.1      Collateral....................................................................................37

         5.2      Release of Collateral.........................................................................37

         5.3      Addition of Collateral; Guarantors............................................................38

6.       REPRESENTATIONS AND WARRANTIES OF THE BORROWER.........................................................39

         6.1      Corporate Authority, Etc......................................................................39

         6.2      Governmental Approvals........................................................................40

         6.3      Title to Properties; Lease....................................................................40

         6.4      Financial Statements..........................................................................40

         6.5      No Material Changes...........................................................................40

         6.6      Franchises, Patents, Copyrights, Etc..........................................................41

         6.7      Litigation....................................................................................41

         6.8      No Materially Adverse Contracts, Etc..........................................................41

         6.9      Compliance with Other Instruments, Laws, Etc..................................................41

         6.10     Tax Status....................................................................................41

         6.11     No Event of Default...........................................................................42

         6.12     Holding Company and Investment Company Acts...................................................42

         6.13     Absence of UCC Financing Statements, Etc......................................................42

         6.14     Certain Transactions..........................................................................42

         6.15     Employee Benefit Plans........................................................................42

         6.16     Regulations T, U and X........................................................................42

         6.17     Subsidiaries..................................................................................42

         6.18     Loan Documents................................................................................43

         6.19     Brokers.......................................................................................43

         6.20     Other Debt....................................................................................43

         6.21     Solvency......................................................................................43

         6.22     No Fraudulent Intent..........................................................................43

         6.23     Transaction in Best Interests of Borrower; Consideration......................................44

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         6.24     Mortgage Loans................................................................................44

         6.25     PATRIOT Act Provisions........................................................................45

7.       AFFIRMATIVE COVENANTS OF THE BORROWER..................................................................46

         7.1      Punctual Payment..............................................................................46

         7.2      Maintenance of Office.........................................................................46

         7.3      Records and Accounts..........................................................................46

         7.4      Financial Statements, Certificates and Information............................................47

         7.5      Notices.......................................................................................48

         7.6      Existence; Maintenance of Properties..........................................................49

         7.7      Taxes.........................................................................................50

         7.8      Inspection of Properties and Books............................................................50

         7.9      Compliance with Laws, Contracts, Licenses, and Permits........................................50

         7.10     Use of Proceeds...............................................................................51

         7.11     Further Assurances............................................................................51

         7.12     Compliance....................................................................................51

         7.13     Interest Rate Contract........................................................................51

         7.14     More Restrictive Agreements...................................................................52

         7.15     Lockbox Account...............................................................................52

         7.16     Mortgage Loans................................................................................52

         7.17     Securitization Transactions...................................................................53

8.       CERTAIN NEGATIVE COVENANTS OF THE BORROWER.............................................................54

         8.1      Restrictions on Indebtedness..................................................................54

         8.2      Restrictions on Liens Etc.....................................................................55

         8.3      Restrictions on Investments...................................................................56

         8.4      Merger, Consolidation.........................................................................58

         8.5      Conduct of Business...........................................................................58

         8.6      Distributions.................................................................................58

         8.7      Asset Sales...................................................................................59

         8.8      Management....................................................................................59

         8.9      Debt Certificates.............................................................................59

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                                   (continued)

9.       FINANCIAL COVENANTS OF THE BORROWER....................................................................59

         9.1      Borrowing Base................................................................................59

         9.2      Liabilities to Assets Ratio...................................................................61

         9.3      Cash Flow Coverage............................................................................61

         9.4      Consolidated Tangible Net Worth...............................................................61

         9.5      Non-Performing Assets.........................................................................61

10.      CLOSING CONDITIONS.....................................................................................61

         10.1     Loan Documents................................................................................61

         10.2     Resolutions...................................................................................61

         10.3     Incumbency Certificate; Authorized Signers....................................................62

         10.4     Opinions of Counsel...........................................................................62

         10.5     Performance; No Default.......................................................................62

         10.6     Representations and Warranties................................................................62

         10.7     Actions, Proceedings and Documents............................................................62

         10.8     Compliance Certificate........................................................................63

         10.9     Mortgage Loan Qualification Documents.........................................................63

         10.10    Management Agreement..........................................................................63

         10.11    Other Documents...............................................................................63

         10.12    Payment of Fees...............................................................................63

         10.13    UCC Searches..................................................................................63

         10.14    Lockbox Account...............................................................................63

         10.15    Indenture Amendments..........................................................................64

         10.16    Other.   64

11.      CONDITIONS TO ALL BORROWINGS...........................................................................64

         11.1     Prior Conditions Satisfied....................................................................64

         11.2     Representations True; No Default..............................................................64

         11.3     No Legal Impediment...........................................................................64

         11.4     Governmental Regulation.......................................................................64

         11.5     Proceedings and Documents.....................................................................65

         11.6     Borrowing Documents...........................................................................65

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         11.7     Mortgage Loan Qualification Documents.........................................................65

12.      EVENTS OF DEFAULT; ACCELERATION; ETC...................................................................65

         12.1     Events of Default and Acceleration............................................................65

         12.2     Limitation of Cure Periods....................................................................68

         12.3     Termination of Commitments....................................................................68

         12.4     Remedies......................................................................................68

         12.5     Distribution of Collateral Proceeds...........................................................69

13.      SETOFF.................................................................................................69

14.      THE AGENT AND THE BANKS................................................................................70

         14.1     Authorization.................................................................................70

         14.2     Employees and Agents..........................................................................70

         14.3     No Liability..................................................................................71

         14.4     No Representations............................................................................71

         14.5     Payments......................................................................................73

         14.6     Holders of Notes..............................................................................73

         14.7     Indemnity.....................................................................................74

         14.8     Agent as Bank.................................................................................74

         14.9     Resignation...................................................................................74

         14.10    Duties in the Case of Enforcement.............................................................75

         14.11    Intentionally Omitted.........................................................................75

         14.12    Withholding Tax...............................................................................75

         14.13    Bankruptcy....................................................................................77

         14.14    Notice of Event of Default....................................................................77

15.      EXPENSES...............................................................................................77

16.      INDEMNIFICATION........................................................................................78

17.      SURVIVAL OF COVENANTS, ETC.............................................................................79

18.      ASSIGNMENT AND PARTICIPATION...........................................................................79

         18.1     Conditions to Assignment by Banks.............................................................79

         18.2     Register......................................................................................80

         18.3     New Notes.....................................................................................80

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         18.4     Participations................................................................................80

         18.5     Pledge by Bank................................................................................81

         18.6     No Assignment by Borrower.....................................................................81

         18.7     Cooperation; Disclosure.......................................................................81

         18.8     Amendments to Loan Documents..................................................................81

         18.9     Co-Agents.....................................................................................81

         18.10    Treatment of Certain Information; Confidentiality.............................................82

19.      NOTICES................................................................................................82

20.      RELATIONSHIP...........................................................................................83

21.      GOVERNING LAW:  CONSENT TO JURISDICTION AND SERVICE....................................................84

22.      HEADINGS...............................................................................................84

23.      COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION.........................................84

24.      ENTIRE AGREEMENT, ETC..................................................................................85

25.      WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.........................................................85

26.      DEALINGS WITH THE BORROWER.............................................................................86

27.      CONSENTS, AMENDMENTS, WAIVERS, ETC.....................................................................86

28.      SEVERABILITY...........................................................................................87

29.      TIME OF THE ESSENCE....................................................................................87

30.      NO UNWRITTEN AGREEMENTS................................................................................88

31.      REPLACEMENT OF NOTES...................................................................................88

32.      RIGHTS OF THIRD PARTIES................................................................................88

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                             EXHIBITS AND SCHEDULES

EXHIBIT A - FORM OF NOTE
EXHIBIT B - FORM OF REQUEST FOR LOAN
EXHIBIT C - FORM OF COMPLIANCE CERTIFICATE
EXHIBIT D - FORM OF BORROWING BASE CERTIFICATE
EXHIBIT E - FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

SCHEDULE 1               -   BANKS AND COMMITMENTS
SCHEDULE 1.1             -   EXCLUDED MORTGAGE LOANS
SCHEDULE 1.2             -   INITIAL MORTGAGE LOANS
SCHEDULE 1.3             -   OREO AND NON-PERFORMING MORTGAGE LOANS
SCHEDULE 1.4             -   INITIAL INTERIM LOAN
SCHEDULE 6.14            -   AFFILIATE TRANSACTIONS
SCHEDULE 6.17            -   SUBSIDIARIES OF THE BORROWER




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